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                            FLOW SERVICING AGREEMENT
                                      among

                        MERRILL LYNCH CREDIT CORPORATION
                                      Owner

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                      Owner

                      COUNTRYWIDE HOME LOANS SERVICING LP,
                                    Servicer

                           Dated as of August 8, 2006

                     RESIDENTIAL HOME EQUITY LINE OF CREDIT
                                 MORTGAGE LOANS

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS....................................................     1
Section 1.01  Definitions................................................     1

ARTICLE II SERVICING.....................................................    18
Section 2.01  Servicer to Act as Servicer................................    18
Section 2.02  Liquidation of Mortgage Loans..............................    21
Section 2.03  Collection of Mortgage Loan Payments.......................    22
Section 2.04  Establishment of and Deposits to Custodial Account.........    22
Section 2.05  Permitted Withdrawals From Custodial Account...............    24
Section 2.06  Establishment of and Deposits to Escrow Account............    25
Section 2.07  Permitted Withdrawals From Escrow Account..................    26
Section 2.08  Payment of Taxes, Insurance and Other Charges..............    26
Section 2.09  Protection of Accounts.....................................    27
Section 2.10  Maintenance of Hazard Insurance............................    27
Section 2.11  Maintenance of Mortgage Impairment Insurance...............    29
Section 2.12  Maintenance of Fidelity Bond and Errors and Omissions
              Insurance..................................................    29
Section 2.13  Inspections................................................    30
Section 2.14  Restoration of Mortgaged Property..........................    30
Section 2.15  Title, Management and Disposition of REO Property..........    31
Section 2.16  Permitted Withdrawals with Respect to REO Property.........    32
Section 2.17  Real Estate Owned Reports..................................    32
Section 2.18  Liquidation Reports and Losses.............................    32
Section 2.19  Reports of Foreclosures and Abandonments of Mortgaged
              Property...................................................    33
Section 2.20  Notification of Adjustments................................    33
Section 2.21  Recordation of Assignments of Mortgage.....................    33
Section 2.22  HELOC Disbursements........................................    33
Section 2.23  Credit Reporting...........................................    34
Section 2.24  Superior Liens.............................................    34
Section 2.25  Charge off Analysis........................................    35
Section 2.26  Tax and Flood Service Contracts............................    35

ARTICLE III DISTRIBUTION AND REPORTING...................................    37
Section 3.01  Remittances................................................    37
Section 3.02  Monthly Reports  to Owner..................................    37
Section 3.03  Reimbursement of Advances..................................    38
Section 3.04  No Monthly Advances........................................    38
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ARTICLE IV GENERAL SERVICING PROCEDURES..................................    40
Section 4.01  Transfers of Mortgaged Property............................    40
Section 4.02  Satisfaction of Mortgages and Release of Mortgage Files....    41
Section 4.03  Servicing Compensation.....................................    42
Section 4.04  Annual Statement as to Compliance..........................    42
Section 4.05  Annual Independent Public Accountants' Servicing Report....    43
Section 4.06  Sarbanes Oxley Certification...............................    43
Section 4.07  Right to Examine Servicer Records..........................    43
Section 4.08  Compliance with Gramm-Leach-Bliley Act of 1999.............    43
Section 4.09  On-Line Access.............................................    44
Section 4.10  Report on Assessment of Compliance and Attestation.........    44
Section 4.11  Use of Subservicers and Subcontractors.....................    45

ARTICLE V SERVICER TO COOPERATE..........................................    47
Section 5.01  Provision of Information...................................    47
Section 5.02  Financial Statements; Servicing Facilities.................    47

ARTICLE VI TERMINATION...................................................    53
Section 6.01  Termination................................................    53
Section 6.02  Transfer of Servicing......................................    53

ARTICLE VII BOOKS AND RECORDS............................................    56
Section 7.01  Possession of Servicing Files Prior to the related Transfer
              Date.......................................................    56

ARTICLE VIII INDEMNIFICATION AND ASSIGNMENT..............................    58
Section 8.01  Indemnification............................................    58
Section 8.02  Limitation on Liability of Servicer and Others.............    62
Section 8.03  Limitation on Resignation and Assignment by Servicer.......    62
Section 8.04  Assignment by Owner........................................    63
Section 8.05  Merger or Consolidation of the Servicer....................    64

ARTICLE IX REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER............    65
Section 9.01  Organization and Good Standing; Licensing..................    65
Section 9.02  Authorization; Binding Obligations.........................    65
Section 9.03  No Consent Required........................................    65
Section 9.04  No Violations..............................................    65
Section 9.05  Litigation.................................................    66
Section 9.06  Compliance.................................................    66
Section 9.07  Accuracy of Information....................................    66
Section 9.08  Litigation with respect to the Mortgage....................    66
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Section 9.09  Origination of the Mortgage Loan...........................    66
Section 9.10  Taxes, Insurance and Other Assessments.....................    67
Section 9.11  HOEPA Loans................................................    67
Section 9.12  Seller Representations & Warranties........................    67
Section 9.13  High Cost Loans............................................    67

ARTICLE X REPRESENTATIONS AND WARRANTIES OF SERVICER.....................    68
Section 10.01 Due Organization and Authority.............................    68
Section 10.02 Ordinary Course of Business................................    68
Section 10.03 No Conflicts...............................................    68
Section 10.04 Ability to Service.........................................    69
Section 10.05 Ability to Perform.........................................    69
Section 10.06 No Litigation Pending......................................    69
Section 10.07 No Consent Required........................................    69
Section 10.08 No Untrue Information......................................    69
Section 10.09 Additional Representations and Warranties of the Servicer..    70

ARTICLE XI DEFAULT.......................................................    71
Section 11.01 Events of Default..........................................    71
Section 11.02 Waiver of Defaults.........................................    73
Section 11.03 Servicer's Notice of Breach by Owner.......................    73

ARTICLE XII CLOSING......................................................    74
Section 12.01 Closing Documents..........................................    74

ARTICLE XIII MISCELLANEOUS PROVISIONS....................................    74
Section 13.01 Notices....................................................    74
Section 13.02 Waivers....................................................    75
Section 13.03 Entire Agreement; Amendment................................    75
Section 13.04 Execution; Binding Effect..................................    76
Section 13.05 Headings...................................................    76
Section 13.06 Applicable Law.............................................    76
Section 13.07 Relationship of Parties....................................    76
Section 13.08 Severability of Provisions.................................    76
Section 13.09 Recordation of Assignments of Mortgage.....................    76
Section 13.10 Exhibits...................................................    77
Section 13.11 Counterparts...............................................    77
Section 13.12 Reserved...................................................    77
Section 13.13 Cooperation of Servicer with a Reconstitution..............    77
Section 13.14 Trademarks.................................................    80
Section 13.15 Confidentiality of Information.............................    80
Section 13.16 [Reserved].................................................    81
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
Section 13.17 Waiver of Trial by Jury....................................    81
Section 13.18 LIMITATION OF DAMAGES......................................    81
Section 13.19 SUBMISSION TO JURISDICTION; WAIVERS........................    81

ARTICLE XIV COMPLIANCE WITH REGULATION AB................................    82
Section 14.01 Intent of the Parties; Reasonableness......................    82
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                                    EXHIBITS

EXHIBIT 1  FORM OF MONTHLY REPORTS

EXHIBIT 2  FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 3  FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 4  FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT 5  FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 6  FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

EXHIBIT 7  FORM OF OFFICER'S CERTIFICATE

EXHIBIT 8  MORTGAGE LOAN DOCUMENTS

EXHIBIT 9  COMMITMENT LETTER

EXHIBIT 10 FORM OF ANNUAL CERTIFICATION

EXHIBIT 11 FORM OF POWER OF ATTORNEY

EXHIBIT 12 SERVICING CRITERIA


                                      -4-

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                            FLOW SERVICING AGREEMENT

          This Flow Servicing Agreement ("Flow Servicing Agreement" or "Agreement") is entered into as of August 8, 2006, by and among COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership (the "Servicer") and MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, and MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (collectively with Merrill Lynch Credit Corporation, the "Owner").

          WHEREAS, the Owner has purchased and may, from time to time, purchase conventional, residential, subordinate lien home equity line of credit mortgage loans (the "Mortgage Loans") from various originators to be delivered as whole loans on a servicing released basis pursuant to the related Purchase Agreement (as defined below) by and between the Owner and Seller (as defined below); and

          WHEREAS, the Servicer regularly services residential mortgage loans, and is or will be servicing the Mortgage Loans pursuant to one or more other servicing agreements between the Owner and Servicer; and

          WHEREAS, the Owner may from time to time desire that some or all of the Mortgage Loans be serviced pursuant to the terms of this Agreement, and the Servicer has agreed to service and administer the Mortgage Loans that become subject to this Agreement, and the parties desire to provide the terms and conditions of such servicing by the Servicer.

          NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and for other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01 Definitions. The following terms are defined as follows:

          Accepted Servicing Practices: With respect to any Mortgage Loan or REO Property, each of (a) those mortgage servicing practices (including collection procedures) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and in compliance with all applicable federal, state and local laws which (i) servicing practices are in compliance with all federal, state and local laws and regulations, (ii) shall be in accordance with the Servicer's policies and procedures as amended from time to time for mortgage loans of the same type, (iii) are in accordance with the terms of the Mortgage and the Mortgage Note and (iv)

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shall be in compliance with investor guidelines and at a minimum based on the requirements set forth from time to time by Fannie Mae and Freddie Mac.

          Active Mortgage Loan: A Mortgage Loan with an unpaid principal balance or a Mortgage Loan on which there remains customary servicing activities to be performed including but not limited to HELOC Mortgage Loans with an active line; provided however, normal year-end reporting and certain required disclosures such as GLBA notifications shall not be servicing functions which cause a loan to be considered an Active Mortgage Loan for paid-off or liquidated loans.

          Actual/Actual Basis: Remittance to the Owner or its designee which requires the Servicer to remit to the Owner or such designee the actual interest and actual principal collected from each Mortgagor.

          Additional Balance: With reference to any HELOC Mortgage Loan, the aggregate amount of all Draws by the Mortgagor under the relevant Credit Line Agreement after the cut-off date for the Mortgage Loan.

          Adjustable Rate Mortgage Loan: An adjustable rate Mortgage Loan.

          Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agency Transfer: A Fannie Mae Transfer or a Freddie Mac Transfer.

          Amortization Event: As defined in the Indenture for the related Securitization Transfer.

          Ancillary Income: All income derived from the Mortgage Loans other than payments of principal, interest and Escrow Payments (excluding line termination fees and prepayment penalties attributable to the Mortgage Loans) and including but not limited to all late charges, interest received on funds deposited in the Custodial Account or any Escrow Account (subject to applicable law), minimum balance fees and any amounts paid by a Mortgagor to Servicer for "no cost" HELOC Mortgage Loan fees on account of the failure of the Mortgagor to comply with the terms of the Credit Line Agreement, assumption fees, reconveyance fees, subordination fees, SpeedPay fees, Mortgage Pay on the Web, ACH fees, demand statement fees, annual maintenance and renewal fees on home equity lines, modification fees, if any, reinstatement fees, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, assumption fees and other similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

          Appraised Value: With respect to any Mortgaged Property, the lesser of
(i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the

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time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac.

          Asset Balance: On any day for any Mortgage Loan, other than a liquidated mortgage loan, the total unpaid outstanding principal balance on such date including the aggregate amount of all Draws by the Mortgagor.

          Assignment, Assumption, and Recognition Agreement: The document substantially in the form of Exhibit 6, to be executed by the Owner, the Servicer, and the assignee of the Owner in connection with the transfer, conveyance, grant, sale or assignment, of a Mortgage Loan.

          Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Owner.

          Best's: The current Best's Key Rating Guide.

          BPO: A broker price opinion.

          Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions are closed in the States of California, New York or Texas.

          Charged Off Loan: Any Mortgage Loan that is charged off by the Servicer pursuant to Section 2.25.

          Class G Certificate Holder: The holder of Class G certificates issued by the trust in a Securitization Transfer or any equivalent class of securities which is required to reimburse Servicer for HELOC Draw Advances.

          Code: Internal Revenue Code of 1986, as amended.

          Commission: The federal Securities and Exchange Commission.

          Commitment Letter: With respect to each Mortgage Loan Package, that certain letter agreement, substantially in the form of Exhibit 9 hereto, to be entered into between Owner and the Servicer setting forth certain business terms relating to the Mortgage Loans in the Mortgage Loan Package subject to this Agreement and when such Mortgage Loans are subject to a Reconstitution Agreement for the Mortgage Loan Package.

          Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent

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domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

          Cost of Funds: With respect to Servicing Advances and HELOC Draw Advances made by the Servicer, an amount equal to one-twelfth of the product of the average daily balance of (a) Servicing Advances, HELOC Draw Advances and other advances outstanding and (b) the Cost of Funds Index.

          Cost of Funds Index: A per annum rate equal to (a) London interbank offered rate for one-month United States dollar deposits as such rate appears on the Telerate Page 3750, as of the first Business Day of such calendar month, and
(b) and one hundred (100) basis points. If the rate expressed in clause (a) above is unavailable, the Servicer shall select a comparable source mutually agreeable to Servicer and Owner from which to determine such rate.

          Countrywide: Countrywide Home Loans Servicing LP.

          Credit Limit: The maximum potential Asset Balance for each Mortgage Loan permitted under the terms of the related Credit Line Agreement.

          Credit Line Agreement: The related credit line account agreement for a HELOC Mortgage Loan executed by the related Mortgagor and any amendment or modification of it.

          Cut-off Date: The date set forth in the related Purchase Agreement.

          Custodial Account: The separate account or accounts created and maintained pursuant to Section 2.04.

          Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

          Custodian: The custodian of the Mortgage Loan Documents as specified under the related Custodial Agreement.

          Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Determination Date: The last day of the month preceding the related Remittance Date.

          Draw: For any HELOC Mortgage Loan means an additional borrowing by the Mortgagor after the initial funding, in accordance with the related Mortgage Note.

          Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

          Due Period: With respect to amounts collected by the Servicer and required to be remitted to the Owner on each Remittance Date, the period commencing on the first day of the

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month and ending on the last day of the calendar month preceding the month of the Remittance Date.

          Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month (or such other date as permitted under this Agreement):

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

          (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

          (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation to exceed 20% of the aggregate principal amount of all Eligible Investments in the Custodial Accounts and the Escrow Accounts; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;


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          (vi) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

          (vii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment rated in the highest rating category by each Rating Agency;

          provided, however, that (a) any such instrument shall be acceptable to the Rating Agencies, and (b) no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

          Notwithstanding the foregoing, Eligible Investments shall not include
(i) "stripped securities," (ii) any investments which contractually may return less than the unpaid principal balance therefor, or (iii) a direct purchase of commercial paper from the issuer.

          Eligible Mortgage Loan: A HELOC Mortgage Loan that can be serviced by Servicer without any system enhancements or procedural changes.

          Environmental Problem Property: A Mortgaged Property or REO Property that is in violation of any environmental law, rule or regulation.

          Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 2.12.

          Escrow Account: The separate account or accounts created and maintained pursuant to Section 2.06.

          Escrow Payment: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

          Event of Default: Any one of the conditions or circumstances enumerated in Section 11.01.

          Excluded Amount: As defined in the Indenture for the related Securitization Transfer.

          Fannie Mae: Fannie Mae, f/k/a the Federal National Mortgage Association, or any successor thereto.

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          Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae
Servicers' Guide and all amendments or additions thereto.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 2.12.

          First Lien Mortgage Loan: A Mortgage Loan which has a first lien deed of trust or mortgage on a related Mortgaged Property.

          Fitch: Fitch, Inc., or its successor in interest.

          Fixed Rate Mortgage Loan: A fixed rate mortgage loan purchased pursuant to a Purchase Agreement.

          Flood Zone Service Contract: A transferable contract maintained for a Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

          Foreclosure Commencement: The delivery of the applicable file to the Servicer's foreclosure counsel for initiation of foreclosure proceedings.

          Freddie Mac: Freddie Mac, f/k/a the Federal Home Loan Mortgage Corporation, or any successor thereto.

          Freddie Mac Transfer: Shall have the meaning set forth in Section
13.13.

          GLBA: Gramm-Leach-Bliley Act.

          Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

          HELOC Draw Advance: Any amount advanced by Servicer in connection with a Draw request from a Mortgagor pursuant to Section 2.22 of this Agreement.

          HELOC Mortgage Loan: A home equity line of credit Mortgage Loan which has a second deed of trust or mortgage on a related Mortgaged Property.

          High Cost Loan: A Mortgage Loan classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended, or (b) a "high cost," "threshold," "covered" (provided however the "covered" classification does not apply to loans defined under the New Jersey Home Ownership Act of 2002 ("NJHOA") as a "covered home loan" provided further that such "covered home loan" is not also defined as a "high-cost home loan" under NJHOA), "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing

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heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

          HOEPA: The federal Home Ownership and Equity Protection Act of 1994, as amended.

          HOEPA Loan: A Mortgage Loan which (a) the Owner has identified to the Servicer in the Mortgage Loan Schedule as being subject to HOEPA, or (b) which the Servicer discovers is subject to HOEPA.

          Indenture: With respect to any Securitization Transfer, the related indenture executed in connection with the issuance of the related mortgage-backed securities, including any annex thereto.

          Index: With respect to each Adjustable Rate Mortgage Loan, the index set forth in the related Mortgage Note.

          Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date specified in the related Mortgage Note and the Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

          Lifetime Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder. The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the Mortgage Loan Schedule.

          Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

          Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan, to the lesser of (a) the appraised value of the Mortgaged Property at origination or (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

          Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

          MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

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          MERS Mortgage Loan: Any Mortgage Loan as to which the related mortgage or assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Mortgage Loan Schedule.

          MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

          MIN: The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS(R) System.

          MLML: Merrill Lynch Mortgage Lending, Inc. acting in its individual capacity.

          MOM Loan: Any Mortgage Loan where MERS acts as the mortgagee of record of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

          Monthly Advance: With respect to any non-HELOC Mortgage Loan included in a Securitization Transaction, any advance related to prepayment interest shortfalls, compensating interest on payoffs or delinquent payments to investors which require scheduled interest and scheduled principal payments each month.

          Monthly Payment: The scheduled monthly payment of principal and/or interest on a Mortgage Loan.

          Moody's: Moody's Investors Service, Inc., and any successor thereto.

          Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien, as applicable, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien, as applicable, upon a leasehold estate of the Mortgagor.

          Mortgage File: The items pertaining to a particular Mortgage Loan referred to as the Mortgage File in Exhibit 8 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 2.11.

          Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

          Mortgage Loan: An individual mortgage loan to be serviced pursuant to this Agreement, as identified on the Mortgage Loan Schedule, which mortgage loan shall be an Eligible Mortgage Loan and includes without limitation Additional Balances with respect to a

HELOC Mortgage Loan, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan excluding replaced or repurchased mortgage loans.

          Mortgage Loan Documents: The documents listed on Exhibit 8 attached hereto pertaining to any Mortgage Loan.

          Mortgage Loan Package: A pool of Mortgage Loans to be serviced by the Servicer hereunder and subject to the applicable Commitment Letter.

          Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee.

          Mortgage Loan Schedule: The schedule of Mortgage Loans with respect to a Mortgage Loan Package, in a form mutually agreed upon by the Owner and the Servicer, to be delivered by the Owner to the Servicer, which schedule may include, but not be limited to, the following information with respect to each Mortgage Loan: (1) the [name of the Seller and the] Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e. a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development, manufactured housing); (6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the Loan-to-Value Ratio at origination; (8) with respect to First Lien Loans, the LTV and with respect to Second Lien Loans, the CLTV; (9) the Mortgage Interest Rate as of the related Cut-off Date; (10) the date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (11) the stated maturity date; (12) the amount of the Monthly Payment as of the related Cut-off Date; (13) the last payment date on which a Monthly Payment was actually applied to pay interest and the outstanding principal balance; (14) the original principal amount of the Mortgage Loan; (15) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date; (16) with respect to Adjustable Rate Mortgage Loans, the Interest Rate Adjustment Date; (17) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (18) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (19) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (20) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Cap under the terms of the Mortgage Note; (21) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Floor under the terms of the Mortgage Note; (22) the type of Mortgage Loan (i.e., Fixed Rate, Adjustable Rate, First Lien, Second Lien); (23) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance);
(24) a code indicating the documentation style (i.e. full, alternative or reduced); (25) whether such Mortgage Loan provides for a Prepayment Penalty;
(26) the Prepayment Penalty period of such Mortgage Loan, if applicable; (27) a description of the Prepayment Penalty, if applicable; (28) the Mortgage Interest Rate as of origination; (29) the credit risk score (FICO score) at origination; (30) the date of origination; (31) the Mortgage Interest Rate adjustment percentage; (32) the Mortgage Interest Rate floor; (33) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (34) a code indicating whether the Mortgage Loan is a Section 32 Mortgage Loan; (35) a code indicating whether the Mortgage Loan is assumable;
(36) a code indicating whether the Mortgage Loan has been modified; (37) the one year payment history; (38) the Due Date for the first Monthly Payment; (39) the original Monthly Payment due; (40) with respect to the related Mortgagor, the debt-to-income ratio; (41) the Appraised Value of the Mortgaged Property; (42) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (43) the MERS identification number, if any; (44) if the Mortgage Loan has borrower paid, lender paid or deep primary mortgage insurance coverage and, if so, (i) the insurer's name, (ii) the policy or certification number, (iii) the premium rate and (iv) the coverage percentage; (45) with respect to Second Lien Loans, the outstanding principal balance of the superior lien; (46) a code indicating whether the Mortgage Loan is a subject to a buydown and (47) flood zone and flood insurance coverage information with respect to each Mortgage Loan (to the extent know by the Owner). With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

          Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

          Mortgaged Property: The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

          Mortgagor: The obligor on a Mortgage Note.

          Nonrecoverability Analysis: As defined in Section 3.05.

          Nonrecoverable Advance: Any Servicing Advance or Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith judgment of the Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable from related Insurance Proceeds, Liquidation Proceeds or otherwise from such Mortgage Loan or REO Property. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance or Monthly Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Owner.

          Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Servicer, reasonably acceptable to the Owner, provided that any Opinion of Counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) qualification of the Mortgage Loans in a REMIC or (c) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the related Servicer and any master servicer of the related Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the related Servicer or any master servicer of the related Mortgage Loans or in an Affiliate of either and (iii) is not connected with the related Servicer or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

          Originator: With respect to a Mortgage Loan, the originator of the related Mortgage Loan.

          Other Fees: With respect to each Mortgage Loan, those fees set forth in the Commitment Letter for the specific services described therein which shall include Service Release Fees and REO Management Fees.

          Other Insurance Proceeds: Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, other than the Primary Insurance Policy, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

          Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect.

          Periodic Rate Floor: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may decrease on an Interest Rate Adjustment Date below the Mortgage Interest Rate previously in effect.

          Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during the Principal Prepayment Period, the amount, if any by which one month's interest at the related Mortgage Loan Remittance Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

          Prepayment Penalty: Any prepayment premium, penalty or charge collected by the Servicer with respect to a Mortgage Loan from a Mortgagor in connection with any Principal Prepayment pursuant to Section 2.04.

          Primary Insurance Policy: Each policy of primary guaranty of mortgage insurance issued by an insurer acceptable to Fannie Mae or Freddie Mac in effect with respect to any Mortgage Loan, or any replacement policy therefor obtained by the Servicer pursuant to Section 2.08.

          Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal (Northeast edition).

          Principal Balance: For any outstanding HELOC Mortgage Loan as of any Determination Date, its outstanding principal balance as of the Cut-off Date plus any Additional Balances in respect of such HELOC Mortgage Loan, reduced by the principal received on or before the Due Date in the Due Period immediately preceding such Determination Date. With respect to the liquidation of a HELOC Mortgage Loan a principal balance of $0.

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal Prepayment Period: The calendar month preceding the month in which the related Remittance Date occurs.

          Purchase Agreement: The agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller.

          Qualified Depository: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company of which) are rated A-1 by S&P or Prime-1 by Moody's (or a comparable rating if another rating agency is specified by the Initial Purchaser by written notice to the Servicer) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity.

          Rating Agency: Any of Fitch, Moody's or Standard & Poor's, or their respective successors designated by the Owner.

          Reconstitution: Either a Whole Loan Transfer or a Securitization Transfer.

          Reconstitution Agreements: As defined in Section 13.13 hereof.

          Reconstitution Date: As defined in Section 13.13 hereof.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release

(Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

          Remittance Date: With respect to each Mortgage Loan the 18th calendar day of any month, or if such 18th day is not a Business Day, the following Business Day.

          REO Management Fee: With respect to each REO Property being managed by Servicer, that fee set forth in the Commitment Letter.

          REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure, as described in Section 2.15.

          Reporting Date: With respect to each Mortgage Loan the 10th Business Day of each month.

          RESPA: Real Estate Settlement Procedures Act, as amended from time to time.

          Scheduled/Scheduled Basis: Remittance to the Owner or its designee which requires the Servicer to give the Owner or such designee the scheduled interest and scheduled principal due, whether or not payments are collected from the Mortgagor.

          Securities Act: The federal Securities Act of 1933, as amended.

          Securities Exchange Act: The federal Securities Exchange Act of 1934, as amended.

          Securitization Transaction: Any transaction subject to Regulation AB involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered, rated mortgage-backed securities or (2) an issuance of publicly offered, rated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

          Securitization Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust or other entity as part of a publicly issued or privately placed, rated or unrated mortgage pass-through or other mortgage-backed securities transaction.

          Seller: With respect to each Mortgage Loan Package, the Seller set forth in the related Purchase Agreement and related Purchase Price and Terms Letter.

          Service Release Fee: With respect to each Mortgage Loan, the fee set forth in the Commitment Letter, payable from Owner to Servicer upon the release of related servicing from Owner's portfolio serviced by Servicer; provided, however that such fee shall not be payable if (i) the Mortgage Loan or servicing rights is transferred to the Servicer or an Affiliate of the Servicer or (ii) the Mortgage Loan is included in a securitization for which Servicer is a servicer.

          Servicer: Countrywide Home Loans Servicing LP or any entity which services the Mortgage Loans pursuant to this Agreement or its successor in interest or any successor or assign to or designee of Servicer under this Agreement as herein provided and as defined in Section 5.02(b). Unless the context requires otherwise, all references to "Servicer" in this Agreement shall be deemed to include such Servicer's successors in interest, assignees or designees.

          Servicer Employees: As defined in Section 2.12 hereof.

          Servicer Information: As defined in Section 8.01(c) (i)(A).

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred (regardless if any such advance is not, in the reasonable determination of the Servicer, a Nonrecoverable Servicing Advance when made but, thereafter, becomes a Nonrecoverable Servicing Advance) in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property or REO Property, (b) any fees relating to any enforcement or judicial proceedings, excluding foreclosures, (c) amounts advanced to correct defaults on any Mortgage Loan which is senior to the Mortgage Loan and amounts advanced to keep current or pay off a Mortgage Loan that is senior to the Mortgage Loan, (d) any appraisals, valuations, broker price opinions, inspections, or environmental assessments, (e) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (f) taxes, assessments, water rates, sewer rents, mortgage insurance premiums, fire and hazard insurance premiums, flood insurance premiums and other charges which are or may become a lien upon the Mortgaged Property, and (g) executing and recording instruments of satisfaction, deeds of reconveyance.

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB as such may be amended from time to time.

          Servicing Fee: With respect to each Mortgage Loan and any Remittance Date, an amount equal to the product of (i) one-twelfth of the Servicing Fee Rate, and (ii) the Stated Principal Balance of such Mortgage Loan as of the first day of the calendar month preceding the month in which such Distribution Date occurs. Such fee shall be payable monthly pursuant to Section 4.03 and shall be pro rated for any portion of a month during which the Mortgage Loan is serviced by the Servicer under this Agreement. With respect to each Mortgage Loan, the Servicer shall be entitled to receive accrued and unpaid Servicing Fees upon disposition of any related REO Property or the date on which the Mortgage Loan is no longer serviced by Servicer. The Servicer shall be entitled to the Servicing Fee applicable to foreclosures through and including the month following the filing of the claim.

          Servicing Fee Rate: With respect to each Mortgage Loan, the servicing fee rate set forth in the applicable Commitment Letter.

          Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals, if provided, or copies of all documents in the Mortgage File which are not delivered to the Owner, its designee or the Custodian and copies of the Mortgage Loan Documents.

          Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

          Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Servicer for servicing the Mortgage Loans; (c) any Ancillary Income with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Servicer thereunder; (e) any and all rights to interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagors; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

          Servicing Transfer Date: With respect to a Mortgage Loan Package, the date on which the physical servicing of the Mortgage Loans in a Mortgage Loan Package is transferred to the Servicer pursuant to this Agreement, or such other date as the Owner, the Seller, and the Servicer may mutually agree upon.

          Servicing Transfer Schedule: The computer or like records requested by the Servicer reflecting the status of payments, balances and other pertinent information with respect to the Mortgage Loans necessary to service the Mortgage Loans in accordance with this Agreement and the Accepted Servicing Practices.

          Special Deposit Account: An account which the Owner and Servicer agree shall be a special deposit account for the benefit of the related Owner under applicable law.

          Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., and any successor thereto.

          Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal collected on or before such date minus (ii) all amounts previously distributed to the Owner with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

          Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

          Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB; provided, however, that the term "Subservicer" shall not include any master servicer, or any special servicer engaged at the request of a Depositor or investor in a Securitization Transaction, nor any "back-up servicer" or trustee performing servicing functions on behalf of a Securitization Transaction.

          Tax Service Contract: A life-of-loan tax service contract maintained for a Mortgaged Property with a tax service provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

          Transfer Date: With respect to a Mortgage Loan, the date on which the physical servicing of the Mortgage Loans is transferred from the Servicer pursuant to this Agreement to a successor servicer.

          Underwriting Guidelines: The underwriting guidelines of the Originator, as identified or specified in the related Purchase Agreement.

          Whole Loan Transfer: The sale or transfer by Owner of some or all of the Mortgage Loans in a whole loan or participation format (including, without limitation, a Fannie Mae Transfer or Freddie Mac Transfer) other than a Securitization Transaction.

                                   ARTICLE II

                                    SERVICING

          Section 2.01 Servicer to Act as Servicer.

          With respect to the Mortgage Loans in each Mortgage Loan Package, from and after the date set forth in the applicable Commitment Letter, the Servicer, as an independent contractor, shall service and administer the Mortgage Loans, pursuant to the terms of this Agreement, under the Servicer's name on an Actual/Actual Basis and shall have full power and authority to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices. The Servicer shall acknowledge by email to the Owner its receipt of each Mortgage Loan Schedule and the Servicer's assumption of the servicing responsibilities with respect to the related Mortgage Loan Package; provided, that each Mortgaged Loan Package will become subject to this Agreement only upon the execution and delivery of the Commitment Letter by both the Owner and the Servicer.

          Unless provided herein, Owner shall delegate authority to the Servicer to carry out its servicing and administration duties without obtaining Owner's prior written approval. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (except for
(A) a reduction of interest payments resulting from the application of the Servicemembers' Civil Relief Act or any similar state laws, or (B) as provided in the following paragraph, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) or (ii) except as provided in the following paragraph, waive any Prepayment Penalty.

          Consistent with the terms of this Agreement and Accepted Servicing Practices, the Servicer may (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 3.04 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, provided that the Servicer shall not be required to make any such advances that are Nonrecoverable Advances. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in this Agreement and Accepted Servicing Practices, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest, extend the final maturity date of such Mortgage Loan or waive, in whole or in part, a Prepayment Penalty), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "forbearance"); provided, however, that the terms of any Mortgage Loan may only be waived, modified, varied or forgiven once without the consent of the Owner while the Mortgage Loan remains outstanding. The Servicer's analysis supporting any forbearance and the conclusion that any forbearance meets the standards of this section shall be reflected in writing on Servicer's system and in the Servicing File. The Servicer is hereby authorized and empowered to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Owner shall furnish the Servicer with a fully executed Power of Attorney and other documents necessary or appropriate to enable Servicer to carry out its servicing and administrative duties under this Agreement. Servicer may request the consent of Owner in writing by certified mail, overnight courier or such other means as may be agreed to by the parties to a course of action that Servicer proposes to take under this Agreement. Unless Owner shall give written notice to Servicer that it objects to any recommended course of action within ten (10) Business Days immediately following the day on which Owner received Servicer's written consent request (together with its recommended course of action and relevant supporting documentation), Owner shall be deemed to have consented to such recommended course of action, and Servicer may take the action recommended to Owner, unless Servicer determines, in its reasonable discretion, that such action is no longer prudent or applicable and the Servicer notifies the Owner of such decision not to act. In the event that Owner shall object to Servicer's recommended course of action, Servicer shall take such action as is required by Owner, and Servicer shall have no liability therefor if it is not negligent in performing such action. Further, to the extent Servicer has provided Owner with reasonably timely notice, Owner shall indemnify and hold harmless Servicer from and against any penalty, fine or damages that may result from Owner's decision to wait for any period of time up to ten (10) Business Days before providing Servicer with direction as to the course of action to be taken as permitted in the second immediately preceding sentence. In addition, notwithstanding the foregoing, the Servicer may also waive, in whole or in part, a Prepayment Penalty if (i) such Prepayment Penalty is not permitted to be collected by applicable law, or (ii) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditor's rights or (2) due to acceleration in connection with a foreclosure or other involuntary payment. If a Prepayment Penalty is waived other than as permitted above, then the Servicer is required to deposit the amount of such waived Prepayment Penalty into the Custodial Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account; provided, however, that the Servicer shall not have an obligation to pay the amount of any uncollected Prepayment Penalty if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Mortgage Loan Schedule in effect at such time. In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, where such procedures do not conflict with the requirements of this Agreement, and the Owner's reliance on the Servicer. In addition, the Servicer shall retain adequate personnel to effect such servicing and administration of the Mortgage Loans.

          The Owner may sell and transfer, in whole or in part, some or all of the Mortgage Loans at any time and from time to time (including, without limitation, in connection with a Securitization Transfer). Upon any such sale, the Servicer shall execute and deliver an Assignment, Assumption and Recognition Agreement; provided, that the Servicer shall not be obligated to recognize the transferee of such Mortgage Loans as the assignee of the rights of the Owner hereunder with respect to such Mortgage Loans unless such transferee executes and delivers such Assignment, Assumption and Recognition Agreement. Upon such execution, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by such transferee. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to the transferred Mortgage Loans, except as otherwise set forth in the Assignment, Assumption and Recognition Agreement, and the Owner shall be released from its obligations hereunder accruing on and after the date of such transfer, but shall remain liable for any obligations hereunder accruing prior to the date of such transfer. Notwithstanding the foregoing, there shall not be more than three Owners of the Mortgage Loans with respect to any particular Mortgage Loan Package inclusive of the Mortgage Loans included in a Securitization Transfer.

          The Servicer shall notify MERS of the ownership interest of Owner in each MOM Loan through the MORNET system or MIDANET system, as applicable, or any other comparable system acceptable to MERS. At any time during the term of this Agreement, Owner may direct Servicer to cause any MOM Loan to be deactivated from the MERS System.

          The Servicing File maintained by the Servicer pursuant to this Agreement shall be appropriately marked and identified in the Servicer's computer system to clearly reflect the ownership of the related Mortgage Loan by the Owner. The Servicer shall release from its custody the contents of any Servicing File maintained by it only in accordance with this Agreement or MERS Mortgage Loan to be deactivated from the MERS System. Record title to the Mortgage Loans shall be retained by the Owner, and possession of any Servicing Files delivered to the Servicer shall be held in trust for the Owner as the owner thereof, for the sole purpose of servicing the Mortgage Loans. The ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, the Mortgage Loan Documents, the contents of the related Servicing File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, is vested in the Owner. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer in trust for the benefit of the Owner as the owner of the Mortgage Loans. Any portion of the Servicing Files held by the Servicer shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the Mortgage Loans by the Owner. The Servicer shall release its custody of the contents of the Servicing Files only in accordance with written instructions of the Owner, except when such release is required as incidental to the Servicer's servicing of the Mortgage Loans. The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be clearly marked to reflect the ownership of the Mortgage Loans by the Owner.

          The Servicer shall be responsible for the actions of any vendors which the Servicer utilizes to carry out its obligations hereunder and any fees paid to such vendors shall be paid by the Servicer from its own funds.

          Section 2.02 Liquidation of Mortgage Loans.

          In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as the Servicer shall determine reasonably to be in the best interest of the Owner in accordance with Accepted Servicing Practices. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 2.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period (or such other period as is required by law in the jurisdiction where the related Mortgaged Property is located) or earlier as determined by the Servicer, the Servicer shall cause a Foreclosure Commencement in accordance with Accepted Servicing Practices. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Owner after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 2.05) or through Insurance Proceeds (respecting which it shall have similar priority). Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance would constitute a Nonrecoverable Advance shall be evidenced by an Officers' Certificate of the Servicer, delivered to the Owner which details the reasons for such determination.

          The Servicer acknowledges and agrees that it shall take and initiate any legal actions with respect to any Mortgage Loans and REO Properties, including, without limitation, any foreclosure actions, acceptance of deeds-in-lieu of foreclosure, and any collection actions with respect to any Mortgage Loans or REO Properties on behalf of the Owner, but only in the name of the Servicer or its nominee and without reference to the Owner. Except as otherwise required by law or with the consent of the Owner, under no circumstances shall any such action be taken in the name of, or with any reference to, the Owner. The Servicer shall provide prior written notice to the Owner if the Servicer is required by applicable law to take any legal actions with respect to the Mortgage Loan or REO Properties in the name of, or with reference to, the Owner.

          Notwithstanding the foregoing, all actions must be approved by the Owner relating to any Mortgaged Property that is determined to be contaminated by hazardous or toxic substances or wastes.

          Notwithstanding anything to the contrary contained herein, in connection with a foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector the Servicer shall cause the Mortgaged Property to be so inspected. Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.

          After reviewing the environmental inspection report, the Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Owner directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 2.05 hereof. In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 2.05 hereof.

          Section 2.03 Collection of Mortgage Loan Payments.

          The Servicer shall proceed diligently to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments, to the extent applicable, and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Notwithstanding anything herein to the contrary, Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, PMI Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if in its reasonable judgment it believes that it will be unable to enforce the provision of the Mortgage or other instrument pursuant to which payment is required.

          Section 2.04 Establishment of and Deposits to Custodial Account.

          The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish one or more Custodial Accounts, in the form of Special Deposit Accounts, titled "Countywide Home Loans Servicing LP, in trust for [Name of Trust]". The Custodial Account shall be established initially at Bank of America. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted by the FDIC and as otherwise acceptable to the Rating Agencies and any amounts therein may be invested in Eligible Investments. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of
Exhibit 3 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification or letter agreement shall be furnished to the Owner and, upon request, to any subsequent Owner. In the event Servicer wishes to establish the Custodial Account at a different depository institution as a Qualified Depository, Servicer shall seek Owner's approval which approval shall not be unreasonably withheld.

          The Servicer shall deposit in the Custodial Account on or prior to the second Business Day following receipt thereof, and retain therein, the following collections received by the Servicer and payments made by the Servicer pursuant to this Agreement:

          (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage adjusted to the Mortgage Loan Remittance Rate;

          (iii) all Liquidation Proceeds and any amount received with respect to REO Property;

          (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14), and Section 2.11;

          (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14;

          (vi) any amount required to be deposited in the Custodial Account pursuant to Section 2.15, 2.20, or 4.02;

          (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to the related Purchase Agreement.

          (viii) any prepayment penalties received with respect to any Mortgage Loan; and

          (ix) any amounts required to be deposited by the Servicer pursuant to
     Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy.

          The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, unless otherwise provided herein, payments in the nature of Ancillary Income need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer may retain any such interest.

          With respect to any Mortgage Loan subject to a Securitization Transfer, the Servicer shall establish a separate custodial account for the related securitization and deposit all amounts that have been or are subsequently received with respect to such Mortgage Loan into the custodial account created for the securitization on the date of the Securitization Transfer, or as soon as possible thereafter (but not to exceed 48 hours after such date).

          Section 2.05 Permitted Withdrawals From Custodial Account.

          Subject to Section 3.01, the Servicer shall be entitled to withdraw funds from the Custodial Account for the following purposes:

          (i) to make payments to the Owner in the amounts and in the manner provided in Section 3.01;

          (ii) to pay itself any Servicing Fee and Other Fees (including any accrued and unpaid Servicing Fees and Other Fees) due and payable to Servicer from Monthly Payments, Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan; (to the extent the Servicer has not retained the Servicing Fee);

          (iii) to reimburse itself for unpaid HELOC Draw Advances pursuant to
     Section 3.03;

          (iv) to reimburse itself for unreimbursed Servicing Advances (except to the extent reimbursed pursuant to Section 2.07), any accrued but unpaid Servicing Fees, Other Fees and for unreimbursed advances of Servicer funds made pursuant to Section 2.15, the Servicer's right to reimburse itself pursuant to this subclause (iv) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, and it being understood that, in the case of any such reimbursement, Servicer shall have the right to reimbursement at such time that a Mortgage Loan is no longer an Active Mortgage Loan;

          (v) to invest funds in Eligible Investments in accordance with Section 2.09;

          (vi) following the liquidation of a Mortgage Loan, to reimburse itself for (a) any unpaid Servicing Fees to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan under Section 2.05(iii) and (b) any unpaid Ancillary Income due Servicer on each Mortgage Loan and (c) any unreimbursed Nonrecoverable Advances made by the Servicer in accordance with this Agreement;

          (vii) [reserved];

          (viii) to withdraw funds deposited in the Custodial Account in error;

          (ix) to pay itself any interest earned on funds deposited in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date);

          (x) to pay itself Cost of Funds in connection with HELOC Draw Advances and Servicing Advances in accordance with Section 3.03;

          (xi) to clear and terminate the Custodial Account upon the termination of this Agreement; and

          (xii) to withdraw Principal Prepayments in part or in full plus any principal and interest payments due to the Collection Account on a Whole Loan Transfer or a Securitization Transfer.

          Section 2.06 Establishment of and Deposits to Escrow Account.

          The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of a Special Deposit Account, titled, "Countrywide Home Loans Servicing LP, in trust for [Name of Trust]". The Escrow Account shall be initially established at Treasury Bank, N.A. which account shall be a Special Deposit Account. Funds deposited in the Escrow Accounts may be drawn on by the Servicer in accordance with Section 2.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 4 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification shall be furnished to the Owner and, upon request, to any subsequent Owner. In the event Servicer wishes to establish the Escrow Account at a different depository institution, Servicer shall seek Owner's approval which approval shall not be unreasonably withheld.

          The Servicer shall deposit in the Escrow Account or Accounts on or prior to the second Business Day following receipt thereof, and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

          (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

          The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 2.07. Any interest paid on funds deposited in the Escrow Account by the depository institution shall accrue to the benefit of the Servicer, other than interest on escrowed funds required by law to be paid to the Mortgagor, and the Servicer shall be responsible to pay from its own funds interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

          Section 2.07 Permitted Withdrawals From Escrow Account.

          Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer pursuant to Section 2.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

          (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or judicial or administrative ruling;

          (iv) for transfer to the Custodial Account in accordance with the terms of the related Mortgage and Mortgage Note;

          (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.14;

          (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

          (vii) to reimburse itself for any amounts deposited in the Escrow Account in error;

          (viii) to transfer to the Custodial Account any Other Insurance Proceeds; and

          (ix) to clear and terminate the Escrow Account upon the termination of this Agreement.

          Section 2.08 Payment of Taxes, Insurance and Other Charges.

          With respect to each First Lien Mortgage Loan that provides for Escrow Payments to be made, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.

          To the extent that any First Lien Mortgage Loan does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor when due; provided that, the Servicer shall not make any Servicing Advance with respect to such Mortgage Loan except to the extent necessary to protect the lien priority of the related Mortgage Loan or the value of the related Mortgaged Property. With respect to each First Lien Mortgage Loan that provides for Escrow Payments, subject to Accepted Servicing Practices, the Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments within the time period required to avoid the loss of the related Mortgaged Property by foreclosure from a tax or other lien. Notwithstanding the foregoing, if Servicer reasonably determines that such Servicing Advance would be a Nonrecoverable Advance, Servicer shall have no obligation to make such Servicing Advance.

          Section 2.09 Protection of Accounts.

          The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon notice to the Owner, which notice shall be provided prior to such transfer unless such transfer is due to an emergency.

          Amounts on deposit in the Custodial Account or Escrow Account may at the option of the Servicer be invested in Eligible Investments. Any such Eligible Investment shall mature no later than one day prior to the Remittance Date in each month; provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on the related Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Owner. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized. If, at any time, the amount on deposit in the Custodial Account or the Escrow Account exceeds the amount of the applicable FDIC insurance, such excess above the amount of the applicable FDIC insurance shall be invested in Eligible Investments.

          Section 2.10 Maintenance of Hazard Insurance.

          The Servicer shall cause to be maintained for each First Lien Mortgage Loan, hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer acceptable under the Fannie Mae Guides against loss by fire, hazards of extended coverage and such other hazards as are required to be insured pursuant to the Fannie Mae Guides, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan or (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

          If required by the National Flood Insurance Act of 1968, as amended, each Mortgage Loan is, and shall continue to be, covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier acceptable under the Fannie Mae Guides in an amount representing coverage not less than the lesser of (i) the aggregate unpaid principal balance of the Mortgage Loan, (ii) maximum amount of insurance which is available under the National Flood Insurance Act of 1968, as amended (regardless of whether the area in which such Mortgaged Property is located is participating in such program), or (iii) the full replacement value of the improvements which are part of such Mortgaged Property. If a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the National Flood Insurance Act of 1968, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf. Notwithstanding the foregoing, Servicer shall have no liability to Owner or any third party for any penalties or fines imposed based on Servicer's failure to timely notify the Director of FEMA and the flood insurance provider related to a servicing transfer if Servicer is not provided with flood insurance information upon the Servicing Transfer Date; provided that, the Servicer shall have promptly provided Owner with notice of such missing flood insurance information.

          If a First Lien Mortgage Loan is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

          The Servicer shall cause to be maintained on each Mortgaged Property such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

          In the event that the Owner or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall in accordance with the Fannie Mae Guides make commercially reasonable efforts to communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

          All policies required hereunder shall name the Servicer and its successors and assigns as a mortgagee and loss payee and shall be endorsed with non contributory standard or New York mortgagee clauses which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

          The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable under the Fannie Mae Guides and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts as required pursuant to the Fannie Mae Guides, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date; provided, however, that in the event that no such notice is furnished by the Servicer, the Servicer shall ensure that replacement insurance policies are in place in the required coverages and the Servicer shall be solely liable for any losses in the event coverage is not provided.

          Pursuant to Section 2.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 2.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.

          Section 2.11 Maintenance of Mortgage Impairment Insurance.

          In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans which is issued by an insurer having a general policy rating of B:VI or better in Best's Key Rating Guide, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.10 and otherwise complies with all other requirements of Section 2.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.10. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Owner.

          Section 2.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

          The Servicer shall maintain with an insurer acceptable to Fannie Mae and Freddie Mac, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans

("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 2.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such Fidelity Bond and Errors and Omissions Insurance Policy.

          Section 2.13 Inspections.

          The Servicer shall inspect the Mortgaged Property as often as is deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. The Servicer shall document on its servicing system each such inspection. The costs of such inspections shall be treated as Servicing Advances for which the Servicer shall be entitled to full reimbursement for in accordance with Section 2.05(iii). The cost of an inspection shall be commercially reasonable.

          Section 2.14 Restoration of Mortgaged Property.

          The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices and the terms of this Agreement. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation
Proceeds:

          (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

          (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

          (iii) the Servicer shall verify that the Mortgage Loan is not in default; and

          (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

          If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

          Section 2.15 Title, Management and Disposition of REO Property.

          In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer on behalf of the Owner and without reference to the Owner except as otherwise required by law. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

          The Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale. In consideration therefor, the Owner shall pay the Servicer the REO Management Fee per month as set forth in the applicable Commitment Letter. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Pursuant to Accepted Servicing Practices, the Servicer shall cause each REO Property to be inspected upon the acquisition of title thereto and, if such REO Property is not sold within one year of acquisition of title thereto, shall cause each REO Property to be inspected at least annually thereafter. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Owner in accordance with Accepted Servicing Practices. The Servicer shall provide the Owner on a monthly basis a report on the status of each REO Property.

          In consideration therefor, the Owner shall pay the Servicer the REO Management Fee per month as set forth in the applicable Commitment Letter.

          The Servicer shall use commercially reasonable efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property.

          The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in the amount required in Section 2.10 hereof. Such costs to maintain appropriate insurance coverage shall be treated as Servicing Advances for which the Servicer shall be entitled to full reimbursement in accordance with Section 2.05(iii).

          The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner in accordance with Accepted Servicing Practices. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account pursuant to the terms of this

Agreement but not later than the second Business Day following receipt thereof. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees made pursuant to this Section.

          With respect to each REO Property, the Servicer shall hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account. The Servicer shall cause to be deposited on or prior to the second Business Day following the receipt thereof in each Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property. Any advances made by Servicer pursuant to this Section
2.15 shall be treated as Servicing Advances for which the Servicer shall be entitled to full reimbursement for in accordance with Section 2.05(iii).

          Section 2.16 Permitted Withdrawals with Respect to REO Property.

          The Servicer shall withdraw funds on deposit in the Custodial Account with respect to each related REO Property necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.10 and the fees of any managing agent acting on behalf of the Servicer. The Servicer shall obtain the prior written consent of the Owner for any single repair or single maintenance expense in excess of $5,000.00 for any REO Property. The Servicer shall make monthly distributions on each Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in Section 2.15 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

          Section 2.17 Real Estate Owned Reports.

          Together with the statement furnished pursuant to Section 2.19, the Servicer shall furnish to the Owner on or before the 15th day of each month a report with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information available to the Servicer as the Owner shall reasonably request.

          Section 2.18 Liquidation Reports and Losses.

          Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property. Owner will be responsible for all losses including but not limited to unrecoverable interest, "out-of-pocket" costs and expenses from either the Mortgagor or Investor that are normal and customary that occur as the result of normal business activity associated with owning the loans. Notwithstanding the above, Owner shall not be responsible for any losses which are the result of Servicer's failure to provide subservicing consistent with the terms of the Agreement. Owner shall also be responsible for any losses caused by fraudulent acts by third parties and are not the result of Servicer's gross negligence.

          Section 2.19 Reports of Foreclosures and Abandonments of Mortgaged Property.

          Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

          Section 2.20 Notification of Adjustments.

          With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. The Servicer shall promptly upon Owner's reasonable written request, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer, or the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds, without the right for reimbursement therefor, the amount of any interest loss caused the Owner thereby.

          Section 2.21 Recordation of Assignments of Mortgage.

          Except in connection with Accepted Servicing Practices for defaulted Mortgage Loans, the Servicer shall not be responsible for the preparation or recording of the Assignments of Mortgage relating to the Mortgage Loans to the Owner, the securitization trustee or any other party; provided, however, that in the event the Servicer agrees to record any mortgage assignment, any expense, including the fees of third party service providers, incurred by the Servicer in connection with the preparation and recordation of Assignments of Mortgage shall be reimbursable by the Owner, or if not reimbursed by the Owner, as a Servicing Advance. The Servicer shall not be liable for, and shall be indemnified by the Owner, against any losses, costs, penalties and damages incurred as a result of incorrect or incomplete, or untimely submission of, Assignments of Mortgages and applicable recording information, other than with respect to any Assignments of Mortgages recorded by and on behalf of the Servicer.

          Section 2.22 HELOC Disbursements.

          Servicer shall process all Draw requests and release funds to Mortgagors in accordance with the terms of this Section 2.22. Such Draws advanced by Servicer shall be considered HELOC Draw Advances under the terms of this Agreement. Upon receipt by Servicer or its designee of a Servicer issued HELOC disbursement check drawn on a HELOC Mortgage Loan, Servicer shall cause the release of funds in the amount of the Draw, which shall be posted as a debit to the related HELOC Mortgage Loan unless: (a) the Available Credit under the HELOC Mortgage Loan is less than the amount of the check; (b) any payment due under the terms of the related Mortgage Note is delinquent; (c) foreclosure proceedings have commenced on the Mortgaged Property; (d) the Mortgagor is in bankruptcy; (e) the Mortgagor has placed a valid and timely stop payment on the check; (f) the available credit needed to post the check is based on a principal payment to the loan that has not yet cleared the bank; (g) the check is a duplicate of a check that has already been posted; (h) the signature on the check or wire transfer does not match the signature on file with the Servicer; (i) other reasons deemed appropriate by Servicer for refusal to cause the release of such funds; or (j) the ability to Draw has been suspended, terminated or has expired under Applicable Law and the Mortgage Loan Documents. Servicer covenants that in processing Draw requests it will comply with the terms of the Credit Line Agreement, Accepted Servicing Practices and applicable law, including, but not limited to, Regulation Z, 12 CFR Section 226.5b. Servicer shall notify the related Mortgagor of all rejected Draw requests. In addition, Servicer will notify Mortgagor of any suspension or termination of the Credit Line in accordance with the Mortgage Loans Documents, applicable law.

          With respect to each HELOC Mortgage Loan, Servicer will process Draw requests up through the Transfer Date based on information in the Servicer's loan administration system as of such date. Owner agrees to reimburse Servicer with respect to the funding of any Draw request on or after the Transfer Date in accordance with Section 3.03. Servicer shall have no obligation to process a Draw request thirty (30) days or more after the Transfer Date and Owner shall indemnify and hold Servicer harmless from and against any and all damages arising from third-party claims with respect to the funding of any Draw request prior to or after the Transfer Date. Lastly, Servicer shall not be liable for any losses incurred by Owner in connection with the funding of any Draw request that is determined to be fraudulent and not caused by any negligence by Servicer.

          Section 2.23 Credit Reporting.

          The Servicer shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (or their respective successors) on a monthly basis and in accordance with applicable federal, state and local laws.

          The Servicer will transmit full file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, Servicer agrees that it shall report one of the following statuses each month as follows: new origination, current, delinquent (30, 60, 90 days, etc.), foreclosed, or charged off.

          Section 2.24 Superior Liens.

          If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take whatever actions are necessary to protect the interests of the Owner, and/or to preserve the security of the related Mortgage Loan, subject to any requirements applicable to real estate mortgage investment conduits pursuant to the Internal Revenue Code. The Servicer shall make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien if the Servicer determines that such Servicing Advance is in the best interests of the Owner and would be in accordance with Accepted Servicing Practices. The Servicer shall not make such a

Servicing Advance except to the extent that it determines that such advance would not be a Nonrecoverable Servicing Advance from Liquidation Proceeds on the related Mortgage Loan. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

          Section 2.25 Charge off Analysis.

          Once a month, the Servicer will analyze, utilizing its internal proprietary models, all Mortgage Loans that are greater than 150 days delinquent (excluding those on a forbearance plan or court approved bankruptcy payment plan) to determine if any such Mortgage Loans should be charged off. With respect to any Charged Off Loan, if Servicer determines in its reasonable discretion that it is not economically advantageous to pursue foreclosure proceedings or other liquidation of the related Mortgaged Property, the Servicer will charge off Mortgage Loans and will not make Servicer Advances at such time that the Mortgage Loan is 180 days delinquent; provided, however, that the Servicer shall have no obligation to charge off any Mortgage Loan that is in bankruptcy or subject to a pending workout or repayment plan.

          Once a Mortgage Loan has been charged off, Servicer will discontinue making Servicing Advances and HELOC Draw Advances, Servicer will not be entitled to any additional servicing compensation, the Charged Off Loan will give rise to a Realized Loss, and Servicer will follow the procedures described in the following paragraphs.

          Servicer will not be entitled to any Servicing Fees or reimbursement of expenses incurred after such charge off date. Servicer will only be entitled to previously accrued Servicing Fees on any such Charged Off Loans and will not be entitled to receive any future unaccrued Servicing Fees or expenses from collections on such Charged Off Loans as of the charge off date. In addition, upon such charge off, the Owner shall reimburse the Servicer for any outstanding and unreimbursed HELOC Draw Advances, Servicing Advances, and any other outstanding, unreimbursed fees and costs of the Servicer with respect to such Delinquent Mortgage Loan.

          Any Charged Off Loan will be transferred to the Owner's designated successor servicer after such time that the Mortgage Loan is 180 days delinquent subject to any applicable Service Release Fees charged by Servicer.

          With respect to any Charged Off Loan, the Trustee, upon receipt of a notification from Servicer, shall release to the Owner the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as Servicer shall furnish to it and as shall be necessary to vest in the Owner any released Mortgage Loan and the Trustee shall have no further responsibility with regard to such Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).

          Section 2.26 Tax and Flood Service Contracts.

          The Servicer, at Owner's expense, shall cause each First Lien Mortgage Loan which is transferred to the Servicer for servicing to be covered by (a) a Tax Service Contract and (b) a Flood Zone Service Contract. The Servicer, at Owner's expense, shall cause to be maintained on any second lien Mortgage Loan which is transferred to the Servicer for servicing a Flood Zone Service Contract. Owner shall provide Servicer or cause to be provided to Servicer Flood Zone information within the Servicing Transfer Schedule. If any such Mortgage Loan is missing a Tax Service Contract or Flood Zone Service Contract, as applicable, at the time of the Service Transfer Date, Servicer shall place such Tax Service Contract or Flood Service Contract, as applicable, and shall be entitled to charge Owner its standard fee associated with acquiring such contracts; provided, however, that Servicer shall provide written notice to Owner of any such Tax Service Contracts or Flood Service Contracts that Servicer determines to be missing as of the Servicing Transfer Date.

                                   ARTICLE III

                           DISTRIBUTION AND REPORTING

          Section 3.01 Remittances.

          On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner (a) all amounts deposited in the Custodial Account related to the Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05), plus (b) all amounts, if any, which the Servicer is obligated to remit pursuant to Section 3.04, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 2.04(viii), and minus (d) any amount attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the following Remittance Date.

          Section 3.02 Monthly Reports to Owner.

          Not later than the Reporting Date of each month, the Servicer shall furnish to the Owner standard monthly reports as set forth on Exhibit 1 attached hereto (or such other format as is mutually agreed) in electronic medium mutually acceptable to the parties as of the related Determination Date. Such monthly reports shall be in electronic format and include mortgage loan information electronically generated through Servicer's loan administration servicing system including, but not limited to: (i) the actual balance as of the last day of the related Due Period; (ii) all Principal Prepayments applied to the Mortgagor's account during the related Principal Prepayment Period; (iii) principal and interest collections received during the related Due Period; (iv) the amounts of the monthly collection that are to be remitted to Owner; (v) an identification of Mortgage Loans that are thirty (30), sixty (60) or ninety (90) days or more delinquent as of the end of the prior month with respect to Monthly Payments; Mortgage Loans that are in foreclosure or bankruptcy; (vi) REO Properties; (vii) HELOC Draw Advances; (viii) available Credit Limit; and (ix) Credit Limit.

          In addition, on or before March 31st of each calendar year, the Servicer shall furnish to each Person who was an Owner at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

          Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

          The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time and which is reasonably available to the Servicer.

          Section 3.03 Reimbursement of Advances.

          Except as otherwise provided herein, the Servicer shall be entitled to first priority reimbursement pursuant to Section 2.05 hereof for Servicing Advances (i) from recoveries from the related Mortgagor (ii) from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) and (iii) from Owner on each Transfer Date with respect to the related Mortgage Loan. Owner shall pay the Servicer on each Remittance Date Cost of Funds in connection with any Servicing Advances accrued through and including the last day of the month prior to the Remittance Date.

          Servicer shall seek reimbursement for HELOC Draw Advances in the following order: (1) the Servicer shall apply principal collections from the same Due Period (i.e., January collections would reduce January draws); (2) the Servicer shall notify the Master Servicer on the Remittance Date of the net amount of Draws due to the Servicer as of the end of the prior Due Period and the Master Servicer or Securities Administrator shall remit available principal collections on the next Distribution Date in respect of any mortgages forming part of the mortgage pool (including mortgages which are not HELOC Mortgage Loans) in an amount equal to unreimbursed draws due to the Servicer; (3) the Master Servicer will notify the Class G Certificateholder of any amounts due to the Servicer after application of amounts in clauses (1) and (2) and the Class G Certificateholder shall be required to remit to the Master Servicer or Securities Administrator any amount due up to an amount set forth in the Indenture (i. e., the 0.5% limitation) and the Master Servicer or Securities Administrator shall remit such amounts to the Servicer on the Distribution Date; and (4) to the extent that the Class G Certificateholder does not remit any amounts due to the Servicer because the total funding limit permitted in respect of the Class G Certificateholder has been reached or an Amortization Event has occurred, MLML (or Countrywide if mutually agreed to by MLML and Countrywide) shall remit such amounts, as a funding of the Excluded Amounts, to the Servicer either directly or as holder of the Class G Certificate through the trust or other issuing entity related to the Securitization Transfer; provided, that if the Servicer has been notified that an Amortization Event is in effect, the Servicer shall be reimbursed pursuant to clause (4). MLML agrees that if it fails to fulfill its obligation as the Class G Certificateholder to advance amounts owed to the trust for reimbursement to the Servicer, that the Servicer may enforce such obligation directly against MLML. MLML shall wire such unpaid HELOC Draw Advances within ten (10) days of Servicer's request for reimbursement. MLML shall pay Servicer Cost of Funds in connection with any unpaid HELOC Draw Advances (to the extent all reimbursement remedies have been exhausted as set forth herein) not reimbursed to Servicer on each Remittance Date.

          Section 3.04 No Monthly Advances.

          Except as set forth in the Assignment, Assumption and Recognition Agreement, the Servicer shall not be required to advance for prepayment interest shortfalls, compensating interest on payoffs or delinquent payments to investors which require scheduled interest and scheduled principal payments each month.

                                   ARTICLE IV

                          GENERAL SERVICING PROCEDURES

          Section 4.01 Transfers of Mortgaged Property.

          The Servicer shall be required to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so.

          If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer, shall, to the extent permitted by applicable law, enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guarantee insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Servicer for entering into an assumption agreement, such fee will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

          To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall follow Accepted Servicing Practices and the underwriting practices and procedures of prudent mortgage lenders in the respective states where the Mortgage Properties are located including but not limited to Servicer conducting a review of the credit and financial capacity of the individual receiving the property, and may approve the assumption if it believes the recipient is capable of assuming the mortgage obligations. If the credit of the proposed transferee does not satisfy the relevant underwriting criteria and the transfer of ownership actually occurs, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

          Section 4.02 Satisfaction of Mortgages and Release of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Owner in the Monthly Remittance Advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from the Owner in accordance with this Section 4.02 hereof. The Servicer shall obtain discharge of the related Mortgage Loan as of record within any related time limit required by applicable law.

          In connection with any instrument of satisfaction or deed of reconveyance, the Servicer shall be entitled to a reconveyance fee. Such reconveyance fee shall only be reimbursable to Servicer by Owner to the extent the reconveyance fee is uncollectible from the Mortgagor based on the terms of the security instrument or in the Servicer's reasonable opinion that such fee is not allowable by statute.

          Servicer shall have no liability for third party delays (unless such third party is an affiliate of the Servicer) that may result in assessed penalties. To the extent applicable, Servicer shall bill Owner for any reconveyance fees and recording fees uncollectible from the Mortgagor in connection with any instrument of satisfaction or deed of reconveyance. Upon receipt of such request, the Owner or its designee shall within five (5) Business Days release or cause to be released the related Mortgage Loan Documents to Servicer and Servicer shall prepare and process any satisfaction or release. If Owner or its designee or the Custodian does not release the related Mortgage Loan Documents to Servicer within five (5) Business Days of receipt of request to do so, Servicer may retain a third party to complete the reconveyance and charge Owner the actual cost of services provided by such third party. Servicer shall have no liability for third party delays that may result in assessed penalties.

          If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (or such lesser amount in connection with a discounted payoff accepted by the Servicer with respect to a defaulted Mortgage Loan or Servicer accepts a payment amount which is greater than $50 of the indebtedness secured by the Mortgage) or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall deposit the shortfall amount of the unpaid indebtedness in the Custodial Account within five (5) Business Days of receipt of such demand by the Owner. Based on Accepted Servicing Practices, if Servicer accepts a payment amount which is $50 or less of the indebtedness, Owner shall reimburse Servicer for such shortfall amount within five (5) Business Days of receipt of such demand from the Servicer.

          The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 2.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

          Section 4.03 Servicing Compensation.

          As consideration for servicing the Mortgage Loans, the Servicer shall be entitled to retain from the monthly remittance to Owner the applicable Servicing Fee and Other Fees Servicer is entitled to each month. The obligation of the Owner to pay, and the Servicer's right to withdraw or retain, the Servicing Fee and Other Fees with regard to such Mortgage Loan shall be limited to Monthly Payments collected by the Servicer on such Mortgage Loan; provided, however, such Servicing Fees shall accrue and shall be payable to Servicer from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, and it being understood that, Servicer shall have the right to payment of such unpaid Servicing Fees at such time that a Mortgage Loan is no longer an Active Mortgage Loan on Servicer's system. To the extent the Servicer is unable to pay itself the accrued and unpaid Servicing Fee and Other Fees from interest payment on the Mortgage Loans, the Servicer shall be entitled to bill Owner for the shortfall each month and Owner shall reimburse the Servicer within five (5) Business Days of receipt of such invoice.

          Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

          Notwithstanding anything set forth in this section related to Ancillary Income, the Servicer shall not collect from the Mortgagor, pass through as an advance or as a liquidation expense any charges other than bona fide fees, which fees must be in compliance with local law. Servicer can not add on a processing, or review fee or any additional fee, mark up or otherwise directly make a profit on or from services or activities rendered by a third party or affiliate (examples include but not limited to: letters and notices, force placed insurance, BPOs, appraisals, inspections, property preservation costs). Servicer may collect any third party fees which are charged in accordance with Accepted Servicing Practices.

          Section 4.04 Annual Statement as to Compliance.

          So long as any Mortgage Loans are being serviced hereunder, or were serviced hereunder during the prior calendar year, on or before March 5 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, Master Servicer and any Depositor a statement of compliance addressed to the Owner, Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's servicing activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the provisions of this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer, the nature and the status of the cure thereof.

          Section 4.05 Annual Independent Public Accountants' Servicing Report.

          So long as any Mortgage Loans are being serviced hereunder, or were serviced hereunder during the prior calendar year, on or before March 5th of each year beginning March 5, 2007 the Servicer shall deliver to the Owner, any Master Servicer and any Depositor a report by a registered public accounting firm that attests to, and reports on, the assessment made and delivered by the Servicer pursuant to Section 4.10 (a)(i), as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act and Item 1122 of Regulation AB, which attestation shall be in accordance with Rule 1-02(a)(3) and Rule 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange Act.

          Section 4.06 Sarbanes Oxley Certification

          On or before March 5 of each calendar year commencing in 2007, the Servicer shall deliver, or if required by Regulation AB, cause each Subservicer or each Subcontractor described in Section 4.10(a)(iii) of this Agreement to deliver to the Owner, the Depositor in the Securitization Transaction, the Master Servicer (if any), or any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d(14) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification signed by the appropriate officer of the Servicer in the form attached hereto as Exhibit 10; provided that such certification delivered by the Company may not be filed as an exhibit to, or included in, any filing with the Commission. The Servicer acknowledges that one of the parties identified above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. None of the Owner, any Depositor or any Master Servicer will request delivery of a certification unless a Depositor is required under the Securities Exchange Act to file an annual report on Form 10-K or any amendment thereto with respect to an issuing entity whose asset pool includes Mortgage Loans.

          Section 4.07 Right to Examine Servicer Records.

          The Owner shall have the right during the term of this Agreement to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during normal business hours, no more than twice a year, upon reasonable advance notice and at the sole cost and expense of the Owner; provided, however, that unless otherwise required by law, the Servicer shall not be required to provide access to such information if the provision thereof would violate any law, confidentiality agreement or legal obligation of the Servicer, or would compromise the Servicer's information disclosure and security policies, including the legal right to privacy of any Mortgagor.

          Section 4.08 Compliance with Gramm-Leach-Bliley Act of 1999.

          With respect to each Mortgage Loan and the related Mortgagor, the Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations and guidelines promulgated thereunder, and the Servicer shall provide all notices required thereunder, using the notice language supplied by the initial Owner.

          Section 4.09 On-Line Access

          The Servicer shall permit the Owner as owner of the servicing rights, internet access to certain computer screens in the Servicer's loan administration computer system which contain Mortgage Loan information. The Servicer shall update such Mortgage Loan information on a "real time" basis. The Servicer shall provide the Owner with access to the system, as well as the tools to create and administer log-in identifications and passwords for each of its authorized users. In accessing the Servicer's computerized loan administration system, the Owner agrees that it will: (i) only log-in with the identification assigned by the Servicer; (ii) correctly and completely log-off the system immediately upon completion of each session of service; (iii) not allow any unauthorized employee or agent of the Owner to use the assigned log-in identification or improperly access the Servicer's computer system; (iv) keep the assigned log-in identification and all other information enabling such access strictly confidential; (v) not access, or attempt to access any Servicer systems or data other than that which is specifically authorized; (vi) not intentionally spread viruses or other malicious computer codes to the Servicer's computer systems; (vii) not copy or infringe upon any content contained on the Servicer's loan administration computer system; (viii) designate in writing an administrator (an "Owner Administrator") who shall review on an annual basis the list of employees or agents of the Owner who have been authorized to access the Servicer's loan administration computer system and assigned log-in identifications and passwords (each an "Authorized User"); (ix) require the Owner Administrator in conducting its review to ensure that each Authorized User is currently an employee or agent of the Owner and whose employment or function as agent of the Owner requires the Authorized User to have continued access to the Servicer's loan administration computer system; (x) require the Owner Administrator to remove from the list of Authorized Users, and deny access to, any individual who is not currently an employee or agent of the Owner or whose employment or function as agent no longer requires such employee or agent of the Owner to remain an Authorized User and to have access to the Servicer's loan administration computer system, and (xi) deliver to the Servicer on or before the end of the month following each anniversary of the date of execution of this Agreement, beginning on the first such anniversary following the execution of this Agreement, a notice stating that the Owner Administrator has conducted the review of the list of Authorized Users required by clause (viii) above, and has updated the list of Authorized Users as required by clause (ix) above.

          The Servicer shall have no liability to the Owner in the event that access to the Servicer's loan administration system becomes limited or otherwise unavailable during periods of heavy use, upgrades, maintenance to address security concerns or otherwise provided that the Servicer shall have delivered to the Owner the monthly reports described in Section 3.02 no later than the Reporting Date.

          Section 4.10 Report on Assessment of Compliance and Attestation.

     (a) On or before March 5th of each calendar year, commencing in 2007, the Servicer shall:

          i) deliver to the Owner, any Master Servicer and any Depositor a report regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Securities Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner, the Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the applicable Servicing Criteria specified on
               Exhibit 12 hereto (wherein "investor" shall mean the "Master Servicer");

          ii) deliver to the Owner, any Master Servicer and any Depositor a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange Act;

          iii) if required pursuant to Regulation AB, cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to
               Section 4.11(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB (each, a "Participating Entity"), to deliver to the Owner, Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

     (b)  Each assessment of compliance provided by a Subservicer pursuant to
          Section 4.10(a)(iii) shall address each of the Servicing Criteria specified Exhibit 12 hereto (wherein "investor" shall mean the "Master Servicer") or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 4.10(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 4.11.

     (c) If reasonably requested by the Owner or any Master Servicer, the Servicer shall provide to the Owner or any Master Servicer evidence of the authorization of the person signing the certificate or statement provided pursuant to Section 4.04, Section 4.06 and Section 4.10(a)and 4.10(b) of this Agreement.

          Section 4.11 Use of Subservicers and Subcontractors.

          The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

     (a) It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any depositor to the utilization of any Subservicer. If required by Regulation AB, the Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any depositor to comply with the provisions of this Section and with Sections 10.09, 5.02(b) and (d), 4.04, 4.10 and 4.06 of this Agreement to the same extent as if such subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 5.02(c) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner, any Master Servicer and any depositor any servicer compliance statement required to be delivered by such Subservicer under Section 4.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section
          4.10 and Section 4.06 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 4.06 as and when required to be delivered.

     (b) It shall not be necessary for the Servicer to seek the consent of the Owner, the Master Servicer or any depositor to the utilization of any Subcontractor. If required by Regulation AB, the Servicer shall promptly upon request provide to the Owner, the Master Servicer and any depositor (or any designee of the depositor, such as a master servicer or administrator) a written description of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor,
          (ii) which (if any) of such Subcontractors are Participating Entities, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Participating Entity identified pursuant to clause (ii) of this paragraph.

          The Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any depositor to comply with the provisions of Sections 4.10 and 4.06 of this Agreement to the same extent as if such subservicer were the Servicer. The Servicer shall be responsible for obtaining from each Participating Entity and delivering to the Owner and any depositor any assessment of compliance and attestation required to be delivered by such Participating Entity under Section Sections 4.10 and 4.06, in each case as and when required to be delivered.

                                   ARTICLE V

                              SERVICER TO COOPERATE

          Section 5.01 Provision of Information.

          During the term of this Agreement, the Servicer shall furnish to the Owner all reports required hereunder, and such other periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Owner or the purposes of this Agreement to the extent such reports or information are readily accessible to the Servicer without undue expense. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Owner may give and to the extent the Servicer incurs any material cost or expense related to this Section 5.01 not otherwise required to be incurred pursuant to this Agreement, such expense shall be at the sole cost and expense of the Owner.

          The Servicer shall execute and deliver all such instruments and take all such action as the Owner may reasonably request from time to time to the extent such action is in accordance with Accepted Servicing Practices, in order to effectuate the purposes and to carry out the terms of this Agreement.

          Section 5.02 Financial Statements; Servicing Facilities.

          In connection with marketing the Mortgage Loans or a proposed Reconstitution, the Owner shall make available to a prospective purchaser audited financial statements of the consolidated group that includes the Servicer for the most recently completed three fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years for which such statements are available covered by any Consolidated Statement of Operations. The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the corporate group that includes the Servicer (and are available upon request to the public at large). The Servicer shall furnish to the Owner or a prospective purchaser copies of the statements specified above.

          The Servicer shall make available to the Owner or any prospective purchaser a knowledgeable representative for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the corporate group that includes the Servicer, and to permit any prospective purchaser (upon reasonable notice) to inspect the Servicer's servicing facilities (no more than 6 times per year unless mutually agreed to between the parties) for the purpose of satisfying such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement provided that such access is necessary, reasonable, or appropriate with respect to the Owner or the purposes of this Agreement to the extent such access or information are readily accessible to the Servicer without undue expense.

          In connection with any Securitization Transaction the Servicer shall
(i) within ten Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or cause each Subservicer to provide), in writing, reasonably required for compliance with Regulation AB, the information and materials specified in subsections (a), (b) and (e) of this
Section 5.02, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any depositor (as required by Regulation AB) the information specified in paragraph (c) of this Section.

     (a) If so requested by the Owner or any depositor, the Servicer shall provide such information regarding such Servicer and each Subservicer as is requested for the purpose of compliance with Items 1103(a)(1), 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                    (i) a description of any material legal or governmental
               proceedings pending (or known to be contemplated) against the Servicer and each Subservicer; and

                    (ii) a description of any affiliation or relationship
               between the Servicer, each Subservicer and any of the following parties to a Securitization, as such parties are identified to the Servicer by the Owner or any Depositor in writing within 10 days in advance of such Securitization:

                         (1) any servicer;

                         (2) any trustee;

                         (3) any originator;

                         (4) any significant obligor;

                         (5) any enhancement or support provider; and

                         (6) any other material transaction party.

     (b) If reasonably requested by the Owner or any depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicer"), as is reasonably requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                    (i) the Servicer's form of organization;

                    (ii) a description of how long the Servicer has been
               servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the

               Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Owner or any depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                         (1) whether any prior securitizations of mortgage loans
                    of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                         (2) the extent of outsourcing the Servicer utilizes;

                         (3) whether there has been previous disclosure of
                    material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                         (4) whether the Servicer has been terminated as
                    servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                         (5) such other information as the Owner or any
                    depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                    (iii) a description of any material changes during the
               three-year period immediately preceding the related Securitization to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                    (iv) information regarding the Servicer's financial
               condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

                    (v) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                    (vi) a description of the Servicer's processes and
               procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                    (vii) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                    (viii) information as to how the Servicer defines or
               determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

                    (ix) a brief description of any material legal or
               governmental proceedings pending (or known to be contemplated by a governmental authority) against the Servicer; and

                    (x) a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                         (1)  the sponsor;

                         (2)  the depositor;

                         (3)  the issuing entity;

                         (4)  any servicer;

                         (5)  any trustee;

                         (6)  any originator;

                         (7)  any significant obligor;

                         (8)  any enhancement or support provider; and

                         (9)  any other material transaction party.

     (c) For the purpose of assisting the Depositor in satisfying its reporting obligation under the Securities Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) provide prompt notice to the Owner and any Depositor in writing of (1) any merger, consolidation or sale of substantially all of the assets of the Servicer, (2) the Servicer's entry into an agreement with a Subservicer or a Participating Entity to perform or assist in the performance of any of the Servicer's obligations under the Agreement or any Reconstitution Agreement that qualifies as an "entry into a material definitive agreement" under Item 1.01 of the form 8-K, (3) any Event of Default under the terms of this Agreement or any Reconstitution Agreement to the extent the Servicer has not received notice from the Owner, Master Servicer or Depositor of such Event of Default, and (4) any material litigation or governmental proceedings involving the Servicer or any Subservicer and (ii) a brief description of the events in clauses (1), (2), (3) and (4) as set forth herein.

     (d) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any applicable Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any depositor, at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any depositor of such succession or appointment and (y) in writing, all information reasonably requested by the Owner or any depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     (e) The Servicer shall provide to the Owner and any Depositor a description of any affiliation or relationship required to be disclosed under Item 1119 between the Servicer, and Subservicer and any of the parties listed in Items 1119 (a)(1)-(6) of Regulation AB that develops following the closing date of a Securitization Transaction (other than an affiliation or relationship that the Owner, the Depositor or the issuing entity is required to disclose under Item 1119 of Regulation AB) no later than 15 calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation or relationship. For purposes of the foregoing, the Servicer (1) shall be entitled to assume that the parties to the Securitization Transaction with whom affiliations or relations must be disclosed are the same as on the closing date if it provides a written request (which may be by e-mail) to the Depositor, requesting such confirmation and either obtains such confirmation or receives no response within three (3) Business Days, (2) shall not be obligated to disclose any affiliations or relationships that may develop after the closing date for the Securitization Transaction with any parties not identified to the Servicer pursuant to clause (D) of paragraph (i) of this Section 5.02(e), and (3) shall be entitled to rely upon any written identification of parties provided by the Depositor or the Owner.

     (f) Not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                    (i) any material modifications, extensions or waivers of
               Mortgage Loan terms, fees, penalties or payments during the distribution period or that have been cumulatively been material over time (Item 1121(a)(11) of Regulation AB);

                    (ii) material breaches of Mortgage Loan representations or warranties or transaction covenants under the this Agreement (Item 1121(a)(12) of Regulation AB); and

                    (iii) information regarding any Mortgage Loan changes (such as, additions, substitutions or repurchases) and with respect to a mortgage loan that the Servicer has substituted as a replacement for a Mortgage Loan ("Substituted Mortgage Loan"), the origination, underwriting and, if applicable, other Servicer criteria for the acquisition or selection of such Substituted Mortgage Loan (Item 1121(a)(14) of Regulation AB). Notwithstanding the provisions of this Section 5.02(f)(iii), the Owner shall provide all information described in this subsection
               (iii) directly to the party responsible for filing such report).

                                   ARTICLE VI

                                   TERMINATION

          Section 6.01 Termination.

          (a) This Agreement shall terminate upon either: (i) with respect to one or more Mortgage Loans, upon a Reconstitution pursuant to Section 13.13 affecting such Mortgage Loans (unless otherwise provided in the related Reconstitution Agreements), (ii) the termination of the Servicer pursuant to
Section 8.03 or 11.01, (iii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (iv) mutual consent of the Servicer and the Owner in writing.

          (b) In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to this Section 6.01, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (provided, that the Servicer shall have no obligations to service the Mortgage Loan after the date which is 60 days from the date of such termination) with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. Following any such termination, the Owner shall act diligently to retain a successor servicer.

          (c) To the extent Servicer continues to service such Mortgage Loans after the date the unpaid principal balance of the HELOC Mortgage Loans is less than 10% of the original principal balance of the HELOC Mortgage Loans in the related securitization, Servicer shall be entitled to a market servicing fee rate as mutually agreed upon between Owner and Servicer which servicing fee shall not exceed 50 basis points.

          Section 6.02 Transfer of Servicing.

          On the Transfer Date or upon any termination of the Servicer as Servicer pursuant to Section 6.01, the Owner, or its designee, shall assume all servicing responsibilities related to, and the Servicer shall cease all servicing responsibilities related to the Mortgage Loans.

          Owner shall provide Servicer a minimum of twenty (20) days prior written notice of the Transfer Date. Any Mortgage Loan service released by Servicer shall be released on actual balances as of the Transfer Date. Upon receipt of such notification from Owner the Servicer shall, at its sole cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loan(s) to the Successor Servicer on the Transfer Date, including but not limited to the following:

          (a) Notice to Mortgagors. The Servicer shall mail to the Mortgagor of each related Mortgage Loan a letter advising such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Owner, or its designee, in accordance with RESPA.

          (b) [Reserved].

          (c) Servicing Advances. The Servicer shall be entitled to be reimbursed for all unreimbursed Servicing Advances and any other advances made by the Servicer pursuant to this Agreement with respect to any Mortgage Loan on the related Transfer Date, but only if the servicer after the related Transfer Date is not the Servicer or an affiliate. In addition, the Owner shall cause the Servicer to be reimbursed for any accrued and unpaid Servicing Fees, unpaid Ancillary Income, Other Fees and for any trailing expenses representing Servicing Advances for which invoices are received by the Servicer after the Transfer Date. The Owner shall cause the Servicer to be reimbursed for such trailing expenses within five (5) Business Days of receipt of such invoice. The obligations of the Owner set forth in this subsection shall not be assigned to any trust in connection with any Securitization Transaction.

          (d) Notice to Taxing Authorities and Insurance Companies. The Servicer shall transmit to the applicable taxing authorities and insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Owner, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Owner from and after the related Transfer Date.

          (e) Delivery of Servicing Records. The Servicer shall forward to the Owner, or its designee, all servicing records and the Servicing File in the Servicer's possession relating to each related Mortgage Loan.

          (f) Escrow Payments. The Servicer shall provide the Owner, or its designee, with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the related Mortgage Loans. The Servicer shall also provide the Owner with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Owner to reconcile the amount of such payment with the accounts of the Mortgage Loans. Additionally, the Servicer shall wire transfer to the Owner the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Servicer.

          (g) Payoffs and Assumptions. The Servicer shall provide to the Owner, or its designee, copies of all assumption and payoff statements generated by the Seller or the Servicer on the related Mortgage Loans from the related Cut-off Date to the related Transfer Date.

          (h) Mortgage Payments Received Prior to the Related Transfer Date. Prior to the related Transfer Date all payments received by the Servicer on each related Mortgage Loan shall be properly applied to the account of the particular Mortgagor.

          (i) Mortgage Payments Received After Transfer Date. The amount of any related Monthly Payments received by the Servicer after the related Transfer Date shall be forwarded to the Owner or its designee within two (2) Business Days after the date of receipt. The Servicer shall notify the Owner or its designee of the particulars of the payment, which notification requirement shall be satisfied if the Servicer forwards with its payment sufficient information to permit appropriate processing of the payment by the Owner or its designee. The Servicer shall assume full responsibility for the necessary and appropriate legal application of such Monthly Payments received by the Servicer after the related Transfer Date with respect to related Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the Owner with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions and the Servicer shall comply with the foregoing requirements with respect to all Monthly Payments received by the it after the related Transfer Date.

          (j) Misapplied Payments. Misapplied payments shall be processed as follows:

          (i) All parties shall cooperate in correcting misapplication errors;

          (ii) The party receiving notice of a misapplied payment occurring prior to the related Transfer Date and discovered after the related Transfer Date shall immediately notify the other party;

          (iii) If a misapplied payment which occurred prior to the related Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, and such misapplied payment was the direct result of the Servicer's error, the Servicer shall be liable for the amount of such shortage. In such case, the Servicer shall reimburse the Owner for the amount of such shortage within ten (10) days after receipt of written demand therefor from the Owner;

          (iv) If a misapplied payment which occurred prior to the related Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance and such misapplied payment was the direct result of the Servicer's error, a check shall be issued to the party shorted by the improper payment application within ten (10) days after notice thereof by the other party; and

          (v) Any check issued under the provisions of this Section 6.02(j) shall be accompanied by a statement indicating the Owner Mortgage Loan identification number and an explanation of the allocation of any such payments.

          (vi) Books and Records. On the related Transfer Date, the books, records and accounts of the Servicer with respect to the related Mortgage Loans shall be in accordance with all Accepted Servicing Practices.

          On the related Transfer Date, the Servicer shall comply with all of the provisions of this Agreement to effect a complete transfer of the servicing with respect to the related Mortgage Loans. Except as otherwise provided in this Agreement, on the related Transfer Date for each related Mortgage Loan, this Agreement, except for Articles VI, VIII, IX, X and XIV and Section 13.12 which shall survive the related Transfer Date, shall terminate with respect to such Mortgage Loan.

                                  ARTICLE VII

                                BOOKS AND RECORDS

          Section 7.01 Possession of Servicing Files Prior to the related Transfer Date.


          Prior to the related Transfer Date, the contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof. The Servicer shall maintain in the Servicing File a hard or electronic copy, if available, of each Mortgage Loan Document received by Owner or Owner's designee and the originals or copies of documents not delivered to the Owner in Servicer's possession received during the term of this Agreement. The possession of the Servicing File by the Servicer is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Servicer is in its capacity as Servicer only and at the election of the Owner. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer's servicing of the Mortgage Loans pursuant to this Agreement, or is in connection with a repurchase of any Mortgage Loan by the related Seller pursuant to the related Purchase Agreement.

          The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Owner. In particular, the Servicer shall maintain in its possession, available for inspection by the Owner or its designee, and shall deliver to the Owner or its designee upon written demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae, including but not limited to documentation as to the method used in determining the applicability of the provisions of the National Flood Insurance Act of 1968, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 2.13, as applicable.

          The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the Servicer has been notified of such transfers as provided in this paragraph. The Owner may sell and transfer, in whole or in part, the Mortgage Loans, provided that no such sale and transfer shall be binding upon Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement, and an executed copy of the same in the form of an Assignment, Assumption and Recognition Agreement shall have been delivered to the Servicer or in the case of a Securitization Transfer, a Reconstitution Agreement is executed by the Servicer. Upon receipt and execution thereof, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and the previous Owner shall be released from its obligations hereunder attributable to the period after such assignment to the extent such obligations relate to such Mortgage Loan(s) sold by the Owner. The Owner may, subject to the terms of this Agreement, sell or transfer one or more of the Mortgage Loans, provided, however, that there shall not be more than three owners of the Mortgage Loans with respect to any particular Mortgage Loan Package inclusive of the Mortgage Loans included in a Securitization Transfer.

                                  ARTICLE VIII

                         INDEMNIFICATION AND ASSIGNMENT

          Section 8.01 Indemnification.

          (a) The Servicer agrees to indemnify and hold the Owner and any successor servicer and their present and former officers, directors and employees harmless from any liability, claim, loss or damage (including, without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Owner directly or indirectly resulting from the Servicer's:

               (i) failure to observe and perform any or all of Servicer's duties, obligations, covenants, agreements contained in this Agreement;

               (ii) breach of any representation or warranty made by the Servicer in this Agreement;

               (iii) misuse or wrongful use of any power of attorney granted by Owner to Servicer; or

               (ii) failure to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth herein.

               The Servicer immediately shall notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner or such other person in respect of such claim. The Servicer shall follow any written instructions received from the Owner in connection with such claim. For purposes of this Section 8.01(a), "Owner" shall mean the Person then acting as the Owner under this Agreement and any and all Persons who previously were "Owners" under this Agreement.

          (b) The Owner agrees to indemnify and hold the Servicer and their present and former officers, directors and employees harmless from any liability, claim, loss or damage (including without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Servicer (a) directly or indirectly resulting from the Owner's failure to observe and perform any or all of the Owner's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or (b) directly resulting from the Servicer taking any legal actions with respect to any Mortgage Loans and/or REO Properties in the name of the Servicer and without reference to the Owner, or (c) any act or omission on the part of the Owner, any prior servicer or any other third party which occurred in connection with the origination, processing, funding or servicing of a Mortgage Loan at any time prior to the related Servicing Transfer Date, but, in each case, only to the extent such loss does not result from the failure of the Servicer (i) to observe and perform any or all of Servicer's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or in any other agreement pursuant to which the Servicer services or has serviced any such Mortgage Loan; or (ii) to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth herein or in any other agreement pursuant to which the Servicer services or has serviced any such Mortgage Loan.

          (c) The Servicer shall indemnify the Owner and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Depositor, each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Securities Exchange Act with respect to such Securitization Transaction; each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Securities Exchange Act); and the respective present and former directors, officers and employees of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                         (i) (A) any untrue statement of a material fact
                    contained or alleged to be contained in any written information, written report, certification or other material provided in written or in electronic form under Sections 4.04, 4.05, 4.06, 4.10, 4.11, and 5.02 by or on behalf of the Servicer, or provided under Sections 4.04, 4.05, 4.06, 4.10, 4.11, and 5.02 by or on behalf of any Subservicer or Participating Entity (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

                         (ii) any failure by the Servicer, any Subservicer or
                    any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.04, 4.05, 4.06, 4.10, 4.11, and 5.02, including any failure by the Servicer to identify pursuant to Section 4.11(b) any Participating Entity; or

                         (iii) any breach by the Servicer of a representation or
                    warranty set forth in Section 10.09(a) or in a writing furnished pursuant to Section 10.09(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 10.09(b) to the extent made as of a date subsequent to such closing date.

                    In the case of any failure of performance described in
               clause (c)(ii) of this Section, the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Securities Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Participating Entity.

          (d) (i) Any failure by the Servicer, any Subservicer or any Participating Entity to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.11 and 5.02, which continues unremedied for three Business Days after receipt by the Servicer and the applicable Subservicer or Subcontractor, of written notice of such failure from the Owner, the Master Servicer or the Depositor, shall, except as provided in clause (ii) of this paragraph, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, the Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement related thereto to the contrary) of any compensation to the Servicer (and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction to appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided, however, it is understood that the Servicer shall remain entitled to receive reimbursement for all unreimbursed Monthly Advances and Servicing Advances made by the Servicer under this Agreement or any applicable Reconstitution Agreement; provided that any reimbursement shall be limited to collection on the related mortgage pool. Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

               (ii) Any failure by the Servicer, any Subservicer or any Participating Entity to deliver any information, report, certification or accountants' letter required under Regulation AB when and as required under Sections 4.04, 4.05, 4.10(a) or 4.06, including any failure by the Servicer to identify a Participating

          Entity, which continues unremedied for nine calendar days after receipt by the Servicer of written notice of such failure from the Owner, any Master Servicer or Depositor shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, any Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided, however it is understood that the Servicer shall remain entitled to receive reimbursement for all unreimbursed Monthly Advances and Servicing Advances made by the Servicer under this Agreement or any applicable Reconstitution Agreement; provided that any reimbursement shall be limited to collection on the related mortgage pool. Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

               (iii) The Servicer shall promptly reimburse the Owner and any Depositor, as applicable, for all reasonable expenses incurred by the Owner or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

               (iv) The Owner agrees to indemnify and hold harmless the Servicer, any Subservicer and any Participating Entity, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the respective present and former directors, officers and employees of each of the foregoing from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any filing with the Commission or the omission or alleged omission to state in any filing with the Commission a material fact required to be stated or necessary to be stated in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement, omission, or alleged omission relates to any filing with the Commission other than the Servicer Information.

               (v) If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party, then the indemnifying party agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of any claims, losses, damages or liabilities uncured by such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party on the one hand and the indemnifying party on the other.

               (vi) The indemnifications provided for in this Section shall survive the termination of Agreement or the termination of any party to this Agreement.

               (vii) The Master Servicer shall be considered a third-party beneficiary of Sections 4.04, 4.05, 4.06, 4.10, 8.01(c) and 8.01(d)
          hereof (with regard to Section 8.01(c), solely with respect to noncompliance under Section 4.04, 4.05, 4.06 and 4.10 hereof), entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

          Section 8.02 Limitation on Liability of Servicer and Others.

          Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, its own negligent actions, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Owner of the reasonable legal expenses and costs of such action.

          Section 8.03 Limitation on Resignation and Assignment by Servicer.

          The Owner has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall not assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owner, which consent shall be granted or withheld in the reasonable discretion of the Owner.

          The Servicer may, without the consent of the Owner, retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

          The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in
Section 6.02.

          Notwithstanding any provision in this Agreement to the contrary, the Servicer may at any time upon notice to the Owner, or trustee in the case of a Reconstitution, and without the consent of any party, solely in connection with a financing or other facility (any such arrangement, an "Advance Facility"), assign as collateral security or pledge to another Person all its rights, title and interest under this Agreement to its rights to reimbursement of Servicing Advances.

          Section 8.04 Assignment by Owner.

          Subject to the limitations and requirements set forth in the third paragraph of Section 7.01, the Owner shall have the right, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an Assignment, Assumption and Recognition Agreement substantially in the form of Exhibit 6 attached hereto provided that there shall not be more than three owners of the Mortgage Loans with respect to any particular Mortgage Loan Package inclusive of the Mortgage Loans included in a Securitization Transfer. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans and the Owner as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of proper execution and delivery of such Assignment and Assumption Agreement by the Servicer in accordance with Section
7.01. Notwithstanding the foregoing, the Owner shall not be released from any liability prior to the assignment of interest to the assignee. All references to the Owner in this Agreement shall be deemed to include its permitted assignee or designee.

          Section 8.05 Merger or Consolidation of the Servicer.

          The Servicer will keep in full effect its existence, rights and franchises as a limited partnership under the laws of the state of its filing except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation (including by means of the sale of all or substantially all of the Servicer's assets to such Person) to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          The Servicer shall give 90 days' prior written notice to the Owner to the extent permitted by applicable law of any such merger, conversion, consolidation, sale or other disposition to which the Servicer proposes to be a party. In the event that any successor entity to the Servicer fails to meet the requirements set forth in this Section 8.04 and the Owner does not consent to such successor becoming the servicer hereunder, then the Servicer shall have the right to terminate this Agreement with respect to the Servicer and any such successor upon notice given as set forth in Section 6.01, without any payment of any termination penalty or termination damages and without any additional liability whatsoever to the Servicer or any third party, except for liabilities accrued under this Agreement prior to the date of termination and for liabilities resulting from Owner's obligations hereunder, including the payment of the Servicing Fee pursuant to Section 4.03.

                                   ARTICLE IX

               REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER

          As of the date hereof and on each date on which a Mortgage Loan package becomes subject to the terms of this Agreement, the Owner warrants and represents to, and covenants and agrees with, the Servicer as follows:

          Section 9.01 Organization and Good Standing; Licensing.

          Each Owner is a Delaware corporation duly organized, validly existing and has the power and authority to own its assets and to transact the business in which it is currently engaged. Section 9.02 Authorization; Binding Obligations.

          The Owner has the power and authority to make, execute, deliver and perform this Agreement, and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Owner enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          Section 9.03 No Consent Required.

          The Owner is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or made or as to which the failure to obtain or make will not materially adversely affect the ability of the Owner to perform all obligations hereunder.

          Section 9.04 No Violations.

          The execution, delivery and performance of this Agreement by the Owner will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Owner, except for violations that will not adversely affect the Owner's ability to perform its obligations under this Agreement or the certificate of incorporation of the Owner, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Owner is a party or by which the Owner may be bound.

          Section 9.05 Litigation.

          No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or to the knowledge of the Owner threatened, against the Owner or with respect to this Agreement, which if adversely determined would have a material adverse effect on the transactions contemplated by this Agreement.

          Section 9.06 Compliance.

          To the best knowledge of the Owner, the servicing and collection practices with respect to each Mortgage and the Mortgage Note have been conducted in all respects in accordance with the terms of the Mortgage Note and in compliance with all applicable laws and regulations (including, without limitation, laws related to usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) and in accordance with the proper, prudent and customary practices in the mortgage servicing business.

          Section 9.07 Accuracy of Information.

          To the best knowledge of the Owner, the information received by Servicer is complete, true and correct in all material respects. To the best knowledge of the Owner, all servicing records relating to the Mortgage which the Servicer has received from the Owner or any prior servicer and that are reasonably necessary for the Servicer to service the Mortgage Loan in accordance with Acceptable Servicing Practices are true and correct in all material respects, the unpaid principal balance of the Mortgage is as stated on the prior servicer's ledger, computer printouts, and records pertaining to the Mortgage received by the Servicer and any amounts held in trust for the Mortgagor(s) are the true and correct balances of the accounts related thereto.

          Section 9.08 Litigation with respect to the Mortgage.

          Other than foreclosure, bankruptcy or an eviction proceeding, or a claim or lawsuit claiming contractor workmanship deficiencies or failures, to the best knowledge of the Owner, there is no action, suit, proceeding, investigation or litigation pending or threatened, with respect to the Mortgage or the Mortgaged Property.

          Section 9.09 Origination of the Mortgage Loan.

          The Owner will have received, as of the Servicing Transfer Date, a representation and warranty in connection with the Owner's purchase of the Mortgage Loan substantially to the effect that no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage.

          Section 9.10 Taxes, Insurance and Other Assessments.

          To the best knowledge of the Owner, and to the extent not otherwise disclosed, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property. To the best knowledge of the Owner, and to the extent not otherwise disclosed, all homeowner association, condominium, PUD or similar assessments have been timely paid to the appropriate party and properly accounted for except as otherwise disclosed to the Servicer.

          Section 9.11 HOEPA Loans.

          None of the Mortgage Loans are HOEPA Loans.

          Section 9.12 Seller Representations & Warranties.

          The Owner will have received, as of the Servicing Transfer Date, a representation and warranty in connection with the Owner's purchase of the Mortgage Loan substantially to the effect that the related Mortgage Note and the related Mortgage at origination complied in all material respects with applicable state and federal laws, including all applicable predatory and abusive lending laws, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to the Mortgage Loan.

          Section 9.13 High Cost Loans.

          The Owner will have received, as of the Servicing Transfer Date, a representation and warranty in connection with the Owner's purchase of the Mortgage Loan substantially to the effect that none of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, or (b) "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (including, without limitation, any regulation or ordinance) (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having interest rates, points and/or fees).

                                    ARTICLE X

                   REPRESENTATIONS AND WARRANTIES OF SERVICER

          As of the date hereof and on each date on which a Mortgage Loan package becomes subject to the terms of this Agreement, the Servicer warrants and represents to, and covenants and agrees with, the Owner as follows:

          Section 10.01 Due Organization and Authority.

          The Servicer is a Texas limited partnership duly organized, validly existing and in good standing under the laws of the United States as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments or transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

          Section 10.02 Ordinary Course of Business.

          The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

          Section 10.03 No Conflicts.

          Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Owner to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

          Section 10.04 Ability to Service.

          The Servicer is an approved seller/servicer of mortgage loans for Fannie Mae and is an approved seller of mortgage loans and servicer of all types of mortgage loans for Freddie Mac and has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac. The Servicer is in good standing to enforce and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located.

          Section 10.05 Ability to Perform.

          The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

          Section 10.06 No Litigation Pending.

          There is no action, suit, proceeding or investigation pending or to the best of Servicer's knowledge threatened against the Servicer, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

          Section 10.07 No Consent Required.

          No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or the servicing of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the date hereof.

          Section 10.08 No Untrue Information.

          No statement, report or other document relating to the Servicer furnished or to be furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

          Section 10.09 Additional Representations and Warranties of the
Servicer.

          (a) The Servicer shall be deemed to represent to the Owner and to any Depositor, as of the date on which information is first provided to the Owner or any Depositor under Section 5.02 that, except as disclosed in writing to the Owner or such Depositor prior to such date:

               (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer;

               (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;

               (ii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer;

               (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction;

               (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

               (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and

               (vii) there are no affiliations, relationships or transactions required to be disclosed under Item 1119 between the Servicer and any of the parties listed in Section 5.02(a)(ii)(1)-(6) which are identified in writing by the Owner or Depositor in advance of the Securitization Transaction pursuant to Section 5.02(a)(ii) of this Agreement.

          (b) If so requested by the Owner or any Depositor on any date following the date on which information is first provided to the Owner or any Depositor under Section 5.02, the Servicer shall, within ten Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

                                   ARTICLE XI

                                     DEFAULT

          Section 11.01 Events of Default.

          The following shall constitute an Event of Default under this Agreement on the part of the Servicer:

          (a) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which notice of such failure is given to the Servicer, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

          (b) the failure by the Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such number of days shall be five (5) Business Days in the case of a failure to deliver any report required to be delivered to the Owner under this Agreement) after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner (the date of delivery of such notice, the "Notice Date"); provided, however, that in the case of a failure that cannot be cured within thirty (30) days after the Notice Date, the cure period may be extended if the Servicer can demonstrate to the reasonable satisfaction of the Owner that the failure can be cured and the Servicer is diligently pursuing remedial action; or

          (c) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of 60 days; or

          (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

          (e) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take any corporate action in furtherance of the foregoing; or

          (f) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement; or

          (g) any failure by the Servicer to deposit amounts into the Custodial Account as required under the terms of this Agreement that is not remedied within one (1) Business Day; or

          (h) any representation or warranty made by the Servicer hereunder shall prove to be untrue or incomplete in any material respect and continues unremedied for a period of forty-five (45) days after the discovery of same; or

          (i) Servicer fails to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located; or

          (j) Servicer shall cease to meet the qualifications to be an approved servicer for both Fannie Mae and Freddie Mac.

In each and every such case, so long as an Event of Default shall not have been remedied within the time period provided for above, in addition to whatsoever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Servicer, may terminate without compensation all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof; provided, however, that upon the occurrence of an event of described in clause (c), (d) or (e) above, the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof will be automatically terminated.

          Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.02. With respect to any termination of the Servicer pursuant to this Section 11.01, the Owner shall not pay any Service Release Fee. Upon written request from the Owner, the Servicer shall prepare, execute and deliver any and all documents and other instruments, place in such successor's possession all Mortgage Files to the extent initially provided to the Servicer, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense or as otherwise provided under Accepted Servicing Practices. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans. Any and all costs and expenses in connection with the transmittal of related Mortgage Loan data and delivery of all servicing records and the Servicing Files in connection with the transfer of servicing to a successor servicer if the Servicer is terminated pursuant to this Section 11.01 shall be borne by the Servicer.

          Section 11.02 Waiver of Defaults.

          The Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

          Section 11.03 Servicer's Notice of Breach by Owner.

          If the Servicer becomes aware of any breach by the Owner of any representation or warranty set forth in Article IX of this Agreement or of any representation or warranty under the related Purchase Agreement in connection with a Securitization Trust that materially and adversely affects the interests of the holders of the related securities, the Servicer shall notify the Owner, or its assignee, of such breach. The Owner agrees to repurchase such Mortgage Loan in accordance with the terms of the applicable Purchase Agreement and the Master Servicer or indenture trustee shall be entitled to enforce such repurchase obligation directly against the Owner. Notwithstanding the foregoing, the Servicer shall not be under any obligation to review the terms of the Purchase Agreement or to monitor the compliance of any Mortgage Loans with the provisions of the Purchase Agreement and the Servicer shall have no liability under this Agreement for any failure to notify or to notify in a timely manner.

                                   ARTICLE XII

                                     CLOSING

          Section 12.01 Closing Documents.

          The Closing Documents shall consist of fully executed originals of the following documents: With respect to the execution of this Agreement:

     1.   this Agreement;

     2. a Custodial Account Letter Agreement or a Custodial Account Certification, as applicable, as required hereunder, in the form of either Exhibit 2 or 3 hereto;

     3. an Escrow Account Letter Agreement or an Escrow Account Certification, as applicable, as required hereunder, in the form of either Exhibit 4 or 5 hereto;

     4. an Officer's Certificate, in the form of Exhibit 7 hereto, with respect to the Servicer, including all attachments thereto;

     5. Powers of Attorney notarized and executed in the form of Exhibit 11 attached hereto;

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

          Section 13.01 Notices.

          All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

          (a)  If to Owner to:

               Merrill Lynch Credit Corporation
               4 World Financial Center
               New York, New York 10080
               Attention: Angela Gioia

               Merrill Lynch Mortgage Lending, Inc.
               4 World Financial Center

               New York, New York 10080
               Attention: Angela Gioia

               With a copy to:

               Merrill Lynch Credit Corporation
               4 World Financial Center
               New York, New York 10080

               Attention: General Counsel

          (b)  If to Servicer:

               Countrywide Home Loans Servicing LP
               1800 Tapo Canyon Rd
               MS SV2-103A
               Simi Valley, California 93063
               Attention: Portfolio Services

               With a copy to:

               Countrywide Home Loans, Inc.
               4500 Park Granada
               Calabasas, CA 91302
               Attention: Legal Department

          Section 13.02 Waivers.

          Any of the Servicer or the Owner may upon consent of all parties, by written notice to the others:

          (a) Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

          (b) Waive or modify performance of any of the obligations of the others hereunder.

          The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

          Section 13.03 Entire Agreement; Amendment.

          This Agreement, including all documents and exhibits incorporated by reference herein, constitutes the entire agreement between the parties with respect to servicing of the Mortgage Loans. This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

          Section 13.04 Execution; Binding Effect.

          This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Sections 8.02 and 8.03, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective permitted successors and assigns.

          Section 13.05 Headings.

          Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

          Section 13.06 Applicable Law.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

          Section 13.07 Relationship of Parties.

          Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties. The duties and responsibilities of the Servicer shall be rendered by it as an independent contractor and not as an agent of the Owner. The Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

          Section 13.08 Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 13.09 Recordation of Assignments of Mortgage.

          To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, and shall be in a form acceptable for recordation in such public offices.

          Section 13.10 Exhibits.

          The exhibits to this Agreement are hereby incorporated and made a part hereof and are integral parts of this Agreement.

          Section 13.11 Counterparts.

          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          Section 13.12 Reserved.

          Section 13.13 Cooperation of Servicer with a Reconstitution.

          The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, after the related Servicing Transfer Date, on one or more dates (each a "Reconstitution Date") at the Owner's sole option, the Owner may effect a sale (each, a "Reconstitution") of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

          (i) Fannie Mae under its Cash Purchase Program or MBS Program (Special Servicing Option) (each a "Fannie Mae Transfer"); or

          (ii) Freddie Mac (the "Freddie Mac Transfer"); or

          (iii) one or more third party purchasers in one or more Whole Loan Transfers; or

          (iv) one or more trusts or other entities to be formed as part of one or more Securitization Transfers.

          With respect to each Whole Loan Transfer, Agency Transfer or Securitization Transfer, as the case may be, entered into by the Owner:

          (a) The Servicer agrees to execute (i) in connection with any Agency Transfer, any and all pool purchase contracts, and/or agreements reasonably acceptable to the Servicer among the Owner, the Servicer, Fannie Mae or Freddie Mac (as the case may be) and any servicer, (ii) in connection with a Whole Loan Transfer, a warranties and servicing agreement or a participation and servicing agreement in form and substance reasonably acceptable to the Servicer, and (iii) in connection with a Securitization Transfer, a pooling and servicing agreement in form and substance reasonably acceptable to the Servicer (collectively the agreements referred to herein are designated, the "Reconstitution Agreements"); provided that provisions of such Reconstitution Agreements will not contain any substantially greater obligations of, or any substantially lower benefits to, the Servicer than those contained in this Agreement and each of the Servicer and Owner is given an opportunity to review and reasonably negotiate in good faith the content of such provisions (which shall not be more onerous than those required under this Agreement) including, but not limited to servicing representations and warranties (dated as of the settlement or closing date in connection with such Reconstitution

(each, a "Reconstitution Date")) related to the Mortgage Loans for the period of time from the date on which the Servicer began servicing the Mortgage Loans through the Reconstitution Date to the effect that (a) the Servicer has serviced the Mortgage Loans in accordance with this Agreement and has provided accurate "paid through" data with respect to the Mortgage Loans to the Owner, (b) except as reflected in the "paid through" data delivered to the Owner, there is no payment default existing under any Mortgage or any Mortgage Note as of the cut-off date for the Reconstitution, and (c) to the best of the Servicer's knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the closing date for the Reconstitution; and representations and warranties (dated as of the Reconstitution Date); and, provided, further, that each of the Servicer and the Owner is given an opportunity to review and reasonably negotiate in good faith the content of any such documents not specifically referenced or provided for herein. Servicer shall cooperate in good faith in negotiating any delinquency and cumulative loss termination triggers in the pooling and servicing agreement.

          (b) With respect to each Whole Loan Transfer and each Securitization Transfer entered into by the Owner, the Servicer agrees (1) to cooperate with the Owner and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Owner shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers; (2) to execute, deliver and perform all Reconstitution Agreements required by the Owner or other participants in the Reconstitution; (3) (a) to restate the representations and warranties set forth in this Agreement as of the Reconstitution Date which shall not be more onerous than those required under this Agreement or (b) make the representations and warranties with respect to the servicing of the Mortgage Loans set forth in the related selling/servicing guide of the master servicer or issuer, as the case may be, or such representations and warranties with respect to the servicing of the Mortgage Loans as may be required by any Rating Agency or prospective purchaser of the related securities or such Mortgage Loans, in connection with such Reconstitution; provided, however, that such representations and warranties shall not be more onerous than those required under this Agreement. The Servicer shall use its reasonable best efforts to provide to such master servicer or issuer, as the case may be, and any other participants in such Reconstitution:
(i) any and all information and appropriate verification of information which may be reasonably available to the Servicer or its affiliates, whether through letters of its auditors and counsel or otherwise, as the Owner or any such other participant shall reasonably request; (ii) subject to the provisions of Section 13.13(b), to execute, deliver and satisfy all conditions set forth in any indemnity agreement required by the Owner or any such participant. The Servicer shall indemnify the Owner, each Affiliate designated by the Owner in connection with a Reconstitution, each Person who controls the Owner or such Affiliate and the Successor Servicer and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by or on behalf of the Servicer regarding the Servicer, the Servicer's servicing practices or performance provided by the Servicer in any offering document prepared in connection with any Reconstitution (the "Servicer Information"). For purposes of the previous sentence, "Owner" shall mean the Person then acting as the Owner under this Agreement and any and all Persons who previously were "Owners" under this Agreement and "Successor Servicer" shall mean the Person then acting as the Successor Servicer under this Agreement and any and all Persons who previously were "Successor Servicers" under this Agreement. The Owner shall indemnify the Servicer, each Affiliate designated by the Servicer and each Person who controls the Servicer or such Affiliate and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by the Owner in any offering document prepared in connection with any Reconstitution.

          (c) The Servicer shall execute one or more subservicing agreements between the Servicer and the Owner and/or any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Owner in its sole discretion after consultation with the Servicer and/or one or more custodial and servicing agreements among the Owner, the Servicer and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Owner in its sole discretion after consultation with the Servicer, in either case for the purpose of pooling the Mortgage Loans with other mortgage loans not the subject of this Agreement in connection with a Reconstitution.

          (d) Any subservicing agreement, pooling and servicing agreement or other Reconstitution Agreement executed by the Servicer in connection with a Pass-Through Transfer of any Mortgage Loans in which the Servicer shall continue to service the relevant Mortgage Loans may, at the Owner's discretion, contain contractual provisions including servicing representations and warranties which in form and substance conform to the representations and warranties in this Agreement and to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans and such provisions with regard to servicing responsibilities, servicing advances, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, and other covenants as are required by the Owner and one or more nationally recognized rating agencies for "AAA" rated mortgage pass-through transactions which are "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984, unless otherwise mutually agreed. If a real estate mortgage investment conduit ("REMIC") election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860G(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(D) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

          (e) Any execution of a subservicing agreement or pooling and servicing agreement by the Servicer shall be conditioned on the Servicer receiving the Servicing Fee or such other servicing fee acceptable to Servicer. All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Pass-Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

          (f) Only in the case where the Servicer is a party to a pooling and servicing agreement or is otherwise the sole servicer in a Pass-Through Transfer, the Servicer agrees to deliver to the Owner, and to any Person designated by the Owner, such legal documents and in-house Opinions of Counsel as are customarily delivered by originators or servicers, as the case may be, and reasonably determined by the Owner to be necessary in connection with Whole Loan Transfers or Pass-Through Transfers, as the case may be, such in-house Opinions of Counsel to be in a form reasonably acceptable to the Owner.

          (g) All Mortgage Loans not sold or transferred pursuant to a Reconstitution shall remain subject to this Agreement and with respect thereto this Agreement shall remain in full force and effect. Any execution of a Reconstitution Agreement by the Servicer shall be conditioned on the Servicer receiving the Servicing Fee or such other servicing fee acceptable to Servicer. Notwithstanding any provision to the contrary in this Agreement, in the event that the Servicer is the master servicer, servicer or sub-servicer with respect to a Reconstitution, the Owner agrees that in such Reconstitution any servicing performance termination triggers shall be included upon approved by the Servicer in its reasonable discretion.

          (h) [Reserved].

          (i) [Reserved].

          Section 13.14 Trademarks.

          The Owner and the Servicer agree that they and their employees, subcontractors and agents, shall not, without the prior written consent of the other party in each instance, (i) use in advertising, publicity or otherwise the name of each and every other party to this Agreement or their Affiliates or any of their managing directors, partners or employees, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the other party or their Affiliates, or (ii) represent, directly or indirectly, any product or any service provided by the Owner and the Servicer as approved or endorsed by the other parties to this Agreement or their Affiliates.

          Section 13.15 Confidentiality of Information.

          If, during the term of this Agreement, Owner requests that Servicer provide to Owner non-public, confidential information related to Servicer and other affiliates of Servicer (collectively, "Countrywide"), and if Countrywide, in its sole discretion agrees to provide this information, the parties agree that they shall enter into a confidentiality agreement in form and substance mutually agreeable to the parties prior to the release of such information.

          Section 13.16 [Reserved].

          Section 13.17 Waiver of Trial by Jury.

          THE SERVICER AND THE OWNER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          Section 13.18 LIMITATION OF DAMAGES.

          NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, PROVIDED, HOWEVER, THAT SUCH LIMITATION SHALL NOT BE APPLICABLE WITH RESPECT TO THIRD PARTY CLAIMS MADE AGAINST A PARTY.

          Section 13.19 SUBMISSION TO JURISDICTION; WAIVERS.

          The Servicer and the Owner hereby irrevocably and unconditionally:

          (a) SUBMITS FOR ITSELF IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (c) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                                   ARTICLE XIV

                          COMPLIANCE WITH REGULATION AB

          Section 14.01 Intent of the Parties; Reasonableness.

          The Owner and the Servicer acknowledge and agree that the purpose of the provisions of this Agreement relating to Regulation AB set forth in Sections 4.04, 4.05, 4.06, 4.10, 4.11, 5.02, 8.01(c), 8.01(d) and 10.09 of this Agreement is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.

          Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Securities Exchange Act and the rules and regulations of the Commission thereunder and Section 302 of the Sarbanes-Oxley Act as set forth herein. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the parties acknowledge that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. The parties agree over time to negotiate in good faith with respect to the provision of comparable disclosure in private offerings. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time due to interpretive guidance provided by the Commission or its staff or reasonable advice of counsel acceptable to the Owner and the Servicer and agrees to negotiate in good faith with the Owner or any Depositor with regard to any reasonable requests for delivery of information under these provisions on the basis of established and evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner to deliver to the Owner (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary to permit the Owner or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer or any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans necessary in order to effect such compliance.

          The Owner (including any of its assignees or designees) shall cooperate with the Servicer by providing sufficient and timely notice of any information requirements pertaining to a Securitization Transaction. The Owner will make all reasonable efforts to limit requests for information, reports or other materials to items required for compliance with Regulation AB, and shall not request information which is not required for such compliance.

                        [SIGNATURES APPEAR ON NEXT PAGE]

          IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                        MERRILL LYNCH CREDIT CORPORATION
                                        (Owner)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE LENDING, INC.
                                        (Owner)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        COUNTRYWIDE HOME LOANS SERVICING LP, a
                                        Texas limited partnership (Servicer)

                                        By: COUNTRYWIDE GP, INC., GENERAL
                                            PARTNER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT 1

                                 MONTHLY REPORTS

                                   Remittance

                                   Delinquency

                             Month End Trial Balance

                                 Accrual Report

                                  DAILY REPORTS

                                  Data Extract

                                     Payoff

                                HELOC Transaction

                                Transaction File


                                    Exh. 1-1

                                    EXHIBIT 2

                         CUSTODIAL ACCOUNT CERTIFICATION

                                                                _______ __, 2006

          The Servicer hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 2.04 of the Flow Servicing Agreement, dated as of August 8, 2006, Residential Home Equity Line of Credit Mortgage Loans. The Custodial Account shall be a Special Deposit Account.

Title of Account: Countrywide Home Loans Servicing LP, in trust for "Merrill
                  Lynch Credit Corporation and Merrill Lynch Mortgage Lending, Inc."

Account Number:
                ---------------------

Address of office or branch
of the Servicer at which
Account is maintained:
                       ------------------------------

                                        COUNTRYWIDE HOME LOANS SERVICING LP
                                        Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


                                    Exh. 2-1

                                    EXHIBIT 3

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                                _______ __, 2006

To: ___________________________
    ___________________________
    ___________________________
    (the "Depository")

          As Servicer under the Flow Servicing Agreement, dated as of August 8, 2006 Residential Home Equity Line of Credit Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.04 of the Agreement, to be designated "Countrywide Home Loans Servicing LP, in trust for Merrill Lynch Credit Corporation and Merrill Lynch Mortgage Lending, Inc." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        COUNTRYWIDE HOME LOANS SERVICING LP
                                        Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


                                    Exh. 3-1

          The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The Custodial Account shall be a Special Deposit Account. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.


                                        ----------------------------------------
                                                       Depository


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


                                    Exh. 3-2

                                    EXHIBIT 4

                          ESCROW ACCOUNT CERTIFICATION

                                                             _________ ___, 2006

          ________________________ hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 2.06 of the Flow Servicing Agreement, dated as of August 8, 2006, Residential Home Equity Line of Credit Mortgage Loans. The Escrow Account shall be a Special Deposit Account.

Title of Account: "Countrywide Home Loans Servicing LP, in trust for Merrill
                  Lynch Credit Corporation and Merrill Lynch Mortgage Lending, Inc. and various Mortgagors."

Account Number:
                -------------------

Address of office or branch
of the Servicer at which
Account is maintained:
                       --------------------------

                       --------------------------

                       --------------------------

                       --------------------------


                                        COUNTRYWIDE HOME LOANS SERVICING LP
                                        Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    Exh. 4-1

                                    EXHIBIT 5

                         ESCROW ACCOUNT LETTER AGREEMENT

                                                               _______ ___, 2006

To: ___________________________

    ___________________________

    ___________________________
    (the "Depository")

          As Servicer under the Flow Servicing Agreement, dated as of ________________, Residential Home Equity Line of Credit Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.06 of the Agreement, to be designated as "Countrywide Home Loans Servicing LP, in trust for Merrill Lynch Credit Corporation and Merrill Lynch Mortgage Lending, Inc., and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        COUNTRYWIDE HOME LOANS SERVICING LP
                                        Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


                                    Exh. 5-1

          The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The Escrow Account shall be a Special Deposit Account. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.


                                        ----------------------------------------
                                                       Depository


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


                                    Exh. 5-2

                                    EXHIBIT 6

            FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                              To be Inserted by ML


                                    Exh. 6-1

                  EXHIBIT A TO ASSIGNMENT, ASSUMPTION AGREEMENT

                             Mortgage Loan Schedule


                                    Exh. 6-2

                                    EXHIBIT 7

                       COUNTRYWIDE HOME LOANS SERVICING LP
                              OFFICER'S CERTIFICATE

          I, Glenda J. Daniel, hereby certify that I am a duly elected Assistant Secretary of Countrywide GP, Inc., the sole general partner of Countrywide Home Loans Servicing LP, a Texas limited partnership (the "Company"), and further certify, on behalf of the Company as follows:

          1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the partnership agreement of the Company which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification.

          2. Attached hereto as Exhibit 2 is an original certificate of good standing of the Company issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

          3. Attached hereto as Exhibit 3 is a true, correct and complete copy of the resolutions of the partnership of the Company authorizing the Company to execute and deliver the Flow Servicing Agreement, dated as of August 8, 2006, among the Company, and Merrill Lynch Credit Corporation and Merrill Lynch Mortgage Lending, Inc. (collectively, the "Owner"), (the "Flow Servicing Agreement") and such resolutions are in effect on the date hereof.

          4. Each person listed on Exhibit 4 attached hereto who, as an officer or representative of the Company, signed (a) the Flow Servicing Agreement, and (b) any other document delivered or on the date hereof in connection with any purchase described in the agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on Exhibit 4, and the signatures of such persons appearing on such documents are their genuine signatures.


                                    Exh. 7-1

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.


Dated:                                  By:
       ------------------------------       ------------------------------------
                                        Name: Glenda J. Daniel
[Seal]                                  Title: Assistant Secretary

          I, Kenneth Scott, an Assistant Secretary of the Company, hereby certify that Glenda J. Daniel is the duly elected, qualified and acting Assistant Secretary of the Company and that the signature appearing above is her genuine signature.

          IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:                                  By:
       ------------------------------       ------------------------------------
                                        Name: Kenneth Scott
[Seal]                                  Title: Assistant Secretary


                                    Exh. 7-2

NAME                                  TITLE                              SIGNATURE
----                                  -----                              ---------


Thomas Lin                            Senior Vice President
                                                                         ----------------------------------


-----------------------------------   --------------------------------   ----------------------------------


-----------------------------------   --------------------------------   ----------------------------------


-----------------------------------   --------------------------------   ----------------------------------


-----------------------------------   --------------------------------   ----------------------------------


-----------------------------------   --------------------------------   ----------------------------------


                                    Exh. 7-3

                                    EXHIBIT 8

                             MORTGAGE LOAN DOCUMENTS

          To the extent in the possession of the Owner or its custodian, the following documents shall constitute the Mortgage Loan Documents with respect to each Mortgage Loan:

          (a) The original Mortgage Note endorsed, "Pay to the order of ______________, without recourse" and signed in the name of the Seller by an authorized officer of the Seller. If the Mortgage Loan was acquired by the Seller in a merger or other type of acquisition, the endorsement must be by "[Seller], successor [by merger to or in interest to, as applicable] [name of predecessor]"; and if the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[Seller], successor in interest to [previous name]." The Mortgage Note shall include all intervening endorsements showing a complete chain of title from the originator to the Seller;

          (b) the original of any guarantee executed in connection with the Mortgage Note;

          (c) Except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage certified by the previous owner to be a true copy of the original of the Mortgage that has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Loan and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

          (d) In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of each Mortgage, executed in blank. If the Mortgage Loan was acquired by the Seller in a merger or other type of acquisition, the assignment must be by "[Seller], successor [by merger to or in interest to, as applicable] [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the assignment must be by "[Seller], successor in interest to [previous name]";

          (e) the originals of all assumption and modification agreements, if any;

          (f) the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Owner as provided in this Agreement. If the Assignment of


                                    Exh. 8-1

     Mortgage is to be recorded, the Mortgage shall be assigned to the Owner or as directed by the Owner. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Owner while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]";

          (g) Originals of any intervening assignments of the Mortgage, with evidence of recording thereon, or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified to be a true copy of the original of the assignment which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located;

          (h) If applicable, the original policy of title insurance (or a preliminary title report if the original title insurance policy has not been received from the title insurance company);

          (i) original powers of attorney, if applicable, or, if in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original power of attorney with evidence of recording thereon, if applicable, on or prior to the related Servicing Transfer Date because of a delay caused by the public recording office, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such power of attorney, together with an Officer's Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such power of attorney has been dispatched to the appropriate public recording office for recordation and that the original recorded power of attorney or a copy of such power of attorney certified by such public recording office to be a true and complete copy of the original recorded power of attorney will be promptly delivered to the Custodian upon receipt thereof by the Seller; and

          (i) security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage.

          To the extent in the possession of the Owner or its custodian, the following documents, together with the Mortgage Loan Documents, shall constitute the Mortgage File with respect to each Mortgage Loan:

          (a) The original hazard insurance policy and, if required by law, flood insurance policy.

          (b) Residential loan application.

          (c) Mortgage Loan closing statement.

          (d) Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program.

          (e) Verification of acceptable evidence of source and amount of downpayment.


                                    Exh. 8-2

          (f) Credit report on the Mortgagor.

          (g) Residential appraisal report, if available.

          (h) Photograph of the Mortgaged Property.

          (i) Survey of the Mortgaged Property, if any.

          (j) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

          (k) All required disclosure statements.

          (l) If available, termite report, structural engineer's report, water potability and septic certification.

          (m) Sales contract, if applicable.

          (n) Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

          (o) Amortization schedule, if applicable.


                                    Exh. 8-3

                                    EXHIBIT 9

                            FORM OF COMMITMENT LETTER

[OWNER]

[DATE]

Countrywide Home Loans Servicing LP
1800 Tapo Canyon, MS SV2-103A
Simi Valley, California 93063
Attn: Portfolio Services

               Re: Flow Servicing Agreement dated August 8, 2006 (the "Servicing Agreement"), between COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership (the "Servicer") and MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, and MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (collectively with Merrill Lynch Credit Corporation, the "Owner").

Gentlemen and Ladies:

          This letter (this "Commitment Letter") and the Mortgage Loan Schedule attached hereto as Exhibit A, identifies certain mortgage loans (the "Added Mortgage Loans") which Owner proposes to add and make subject to the Servicing Agreement and the business terms under which Servicer agrees to service the Added Mortgage Loans. This letter also sets forth the fee arrangement including the Servicing Fee Rate (as defined in the Servicing Agreement), as set forth on Exhibit B ("Term Sheet").

          Upon the mutual execution of this Commitment Letter, the Added Mortgage Loans shall be deemed to have been made subject to the terms and conditions of the Servicing Agreement. The transfer and servicing of the Added Mortgage Loans shall, unless otherwise agreed, occur on the dates specified herein.

          All exhibits hereto are incorporated herein in their entirety. In the event there exists any inconsistency between the Servicing Agreement and this Commitment Letter, the latter shall be controlling notwithstanding anything contained in the Servicing Agreement to the contrary. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Servicing Agreement.

                            [Signature Page Follows]


                                    Exh. 9-1

          IN WITNESS WHEREOF, this Agreement has been executed as of the ____ day of ______________.

                                        MERRILL LYNCH CREDIT CORPORATION
                                           (Owner)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE LENDING, INC.
                                           (Owner)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        COUNTRYWIDE HOME LOANS SERVICING LP,
                                           a Texas limited partnership,
                                           as Servicer


                                        By: COUNTRYWIDE GP, INC., general
                                            partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    Exh. 9-2

                                    EXHIBIT A

                             Mortgage Loan Schedule


                                    Exh. 9-3

                                    EXHIBIT B

                                   Term Sheet


                                    Exh. 9-4

                                   EXHIBIT 10

                          FORM OF ANNUAL CERTIFICATION

     Re: Flow Servicing Agreement ("Flow Servicing Agreement" dated as of August 8, 2006,


     Re: Flow Servicing Agreement ("Flow Servicing Agreement") dated as of August 8, 2006 and among COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership (the "Servicer") and MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, and MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (collectively with Merrill Lynch Credit Corporation, the "Owner").

     I, ________________________________, the _______________________ of
Countrywide Home Loans Servicing LP (the "Company"), certify to [the Owner], [the Depositor] or the [Master Servicer] [Securities Administrator] or [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[_] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] or [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] or [Trustee];

          (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and


                                   Exh. 10-1

          (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date:
                                              ----------------------------------


                                        ----------------------------------------
                                        [Signature]

                                        ----------------------------------------
                                        [Title]


                                   Exh. 10-2

                                   EXHIBIT 11

                        FORM OF LIMITED POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, Citibank, N.A., a national banking association and having an office for the conduct of business in New York, New York, solely in its capacity as indenture trustee (in such capacity the "Indenture Trustee") under the Servicing Agreement, dated as of July 1, 2006, by and among Wilshire Credit Corporation, as a servicer ("Wilshire" or "Servicer"), LaSalle Bank National Association, as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator"), Merrill Lynch Mortgage Investors Trust, Series 2006-SL2 (the "Issuing Entity"), Citibank, N.A., as indenture trustee (in such capacity, the "Indenture Trustee"), Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), and Merrill Lynch Mortgage Lending, Inc., as sponsor (the "Sponsor") pursuant to which Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Securities Series 2006-SL2 are issued and not in its individual corporate capacity, hereby constitutes and appoints Countrywide Home Loans Servicing LP, as its true and lawful attorney-in-fact, in its name, place and stead and for its use and benefit, to execute and acknowledge in writing or by facsimile stamp or otherwise all documents customarily and reasonably necessary and appropriate for the tasks described in items (i) through (viii) below relating to certain mortgage loans (the "Loans") owned by the undersigned, as Indenture Trustee, as serviced by Countrywide Home Loans Servicing LP, as the Servicer under the Servicing Agreement. These Loans are comprised of Mortgages, Deeds of Trust, Deeds to Secure Debt, Co-ops and other forms of Security Instruments (collectively the "Security Instruments") and the notes secured thereby (the "Notes").

     i. The Substitution of Trustee(s) in Deeds of Trust and/or Deeds to Secure Debt in the name of the undersigned, as Indenture Trustee,

     ii. The Extension and/or Renewal of Financing Statements in the name of the undersigned, as Indenture Trustee,

     iii. The Satisfaction, Assignment and/or Release of Security Instruments and/or Financing Statements in the name of the undersigned, as Indenture Trustee, or the issuance of Deeds of Reconveyance upon payment in full and/or discharge of the Notes secured thereby,

     iv. The Modification and/or Partial Release of Security Instruments, including the subordination of a Security Instrument to an easement in favor of an entity with powers of eminent domain.

     v.   The Assumption of Security Instruments and the Notes secured thereby,

     vi. The right to collect, accelerate, initiate suit on and/or foreclose all Loans, and


                                   Exh. 11-1

     vii. The right to manage, sell, convey or transfer the real and/or personal property specified in the Security Instruments.

     viii. The endorsement of loss payable drafts or other checks that are necessary to effectuate proper servicing of the loan or repairs to the real property encumbered by the Security Instrument.

     The undersigned gives to said attorney-in-fact full power and authority to execute such instruments as if the undersigned were personally present, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by authority hereof. The undersigned also gives to said attorney-in-fact full power and authority to appoint by subsequent power of attorney a subservicer (a "Subservicer") to act in its stead so long as the Indenture Trustee is given prior notice of such appointment. Third parties without actual notice may rely upon the power granted to said attorney-in-fact under this Limited Power of Attorney and may assume that, upon the exercise of such power, all conditions precedent to such exercise of power have been satisfied and this Power of Attorney has not been revoked unless an Instrument of Revocation has been recorded.

     This limited power of attorney has been executed and is effective as of this ___ DAY OF _____ 200_ and the same and any subsequent limited power of attorney given to any Subservicer shall terminate on the date that is the earlier of (i) one year from the date hereof and (ii) the occurrence of any of the following events or until revoked in writing by the undersigned provided, that so long as none of the following events below have occurred or continuing, the Indenture Trustee shall execute and deliver a replacement power of attorney:

     i. the supervision or termination of Countrywide Home Loans Servicing LP as the Servicer with respect to the Loans serviced under the Servicing Agreement,

     ii. the transfer of servicing from Countrywide Home Loans Servicing LP to another Servicer with respect to the Loans serviced under the Servicing Agreement,

     iii. the appointment of a receiver or conservator with respect to the business of the attorney-in-fact or Countrywide Home Loans Servicing LP, or

     iv. the filing of a voluntary or involuntary petition of bankruptcy by the attorney-in-fact, Countrywide Home Loans Servicing LP, or any of their creditors.

     Notwithstanding the foregoing, the power and the authority given to said attorney-in-fact or any Subservicer under this Limited Power of Attorney shall be revoked with respect to a particular Servicing Agreement and the Loans subject thereto upon the occurrence of:

     i. the suspension or termination of Countrywide Home Loans Servicing LP as the Servicer under such Servicing Agreement; or

     ii. the transfer of servicing under such Servicing Agreement from Countrywide Home Loans Servicing LP to another Servicer.


                                   Exh. 11-2

     Nothing contained herein shall be deemed to amend or modify the related Servicing Agreement or the respective rights, duties or obligations of the Indenture Trustee or Countrywide Home Loans Servicing LP thereunder, and nothing herein shall constitute a waiver of any rights or remedies thereunder. If this limited power of attorney is revoked or terminated for any reason whatsoever, a limited power of attorney given by the Servicer to any Subservicer shall be deemed to be revoked or terminated at the same time.

     This Limited Power of Attorney supersedes all prior powers of attorney given by the undersigned to Countrywide Home Loans Servicing LP for the Loans, and all such powers and the authority granted thereunder are hereby revoked effective as of the date of recording of this Limited Power of Attorney.


                                   Exh. 11-3

Countrywide Home Loans Servicing LP     Citibank, N.A.,
as Servicer                             as Indenture Trustee


-------------------------------------   ----------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


Witness:                                Witness:


-------------------------------------   ----------------------------------------
                                        Name:
                                              ----------------------------------


Witness:                                Witness:


-------------------------------------   ----------------------------------------
                                        Names:
                                               ---------------------------------

STATE OF NEW YORK    )
                     )   SS
COUNTY OF NEW YORK   )

     On _____________ before me, a Notary Public in and for said State, personally appeared ______________, known to me to be A/AN ________________ of Citibank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed said instrument on behalf of such national banking association and acknowledged to me that such national banking association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ----------------------------------------
                                        Notary Public


                                   Exh. 11-4

STATE OF _______ )
                 )   SS
COUNTY OF ______ )

     On ______________, before me, a Notary Public in and for said State, personally appeared ______________________, known to me to be a ________________
of Countrywide Home Loans Servicing LP that executed the within instrument, and also known to me to be the person who executed said instrument on behalf of such corporation and acknowledged to me that such national banking association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ----------------------------------------
                                        Notary Public

                                                                               ]
                                        ---------------------------------------


                                   Exh. 11-5

                                   EXHIBIT 12

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the applicable criteria identified below as "Applicable Servicing Criteria":

                       SERVICING CRITERIA                             APPLICABLE
-------------------------------------------------------------------    SERVICING
    REFERENCE                          CRITERIA                        CRITERIA
----------------   ------------------------------------------------   ----------
                        GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to               X
                   monitor any performance or other triggers and
                   events of default in accordance with the
                   transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are                X
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the third
                   party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements
                   to maintain a back-up servicer for the mortgage
                   loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy         X
                   is in effect on the party participating in the
                   servicing function throughout the reporting
                   period in the amount of coverage required by and
                   otherwise in accordance with the terms of the
                   transaction agreements.

                       CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into           X
                   the appropriate custodial bank accounts and
                   related bank clearing accounts no more than two
                   business days following receipt, or such other
                   number of days specified in the transaction
                   agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf          X
                   of an obligor or to an investor are made only by
                   authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding               X
                   collections, cash flows or distributions, and
                   any interest or other fees charged for such
                   advances, are made, reviewed and approved as
                   specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such          X
                   as cash reserve accounts or accounts established
                   as a form of overcollateralization, are
                   separately maintained (e.g., with respect to
                   commingling of cash) as set forth in the
                   transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a               X
                   federally insured depository institution as set
                   forth in the transaction agreements. For
                   purposes of this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a foreign
                   financial institution that meets the
                   requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent        X
                   unauthorized access.


                                   Exh. 12-1

                       SERVICING CRITERIA                             APPLICABLE
-------------------------------------------------------------------    SERVICING
    REFERENCE                          CRITERIA                        CRITERIA
----------------   ------------------------------------------------   ----------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis         X
                   for all asset-backed securities related bank
                   accounts, including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically accurate;
                   (B) prepared within 30 calendar days after the
                   bank statement cutoff date, or such other number
                   of days specified in the transaction agreements;
                   (C) reviewed and approved by someone other than
                   the person who prepared the reconciliation; and
                   (D) contain explanations for reconciling items.
                   These reconciling items are resolved within 90
                   calendar days of their original identification,
                   or such other number of days specified in the
                   transaction agreements.

                       INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be             X
                   filed with the Commission, are maintained in
                   accordance with the transaction agreements and
                   applicable Commission requirements.
                   Specifically, such reports (A) are prepared in
                   accordance with timeframes and other terms set
                   forth in the transaction agreements; (B) provide
                   information calculated in accordance with the
                   terms specified in the transaction agreements;
                   (C) are filed with the Commission as required by
                   its rules and regulations; and (D) agree with
                   investors' or the trustee's records as to the
                   total unpaid principal balance and number of
                   mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and              X
                   remitted in accordance with timeframes,
                   distribution priority and other terms set forth
                   in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted            X
                   within two business days to the Servicer's
                   investor records, or such other number of days
                   specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor          X
                   reports agree with cancelled checks, or other
                   form of payment, or custodial bank statements.

                           POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is             X
                   maintained as required by the transaction
                   agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are                 X
                   safeguarded as required by the transaction
                   agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the         X
                   asset pool are made, reviewed and approved in
                   accordance with any conditions or requirements
                   in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any               X
                   payoffs, made in accordance with the related
                   mortgage loan documents are posted to the
                   Servicer's obligor records maintained no more
                   than two business days after receipt, or such
                   other number of days specified in the
                   transaction agreements, and allocated to
                   principal, interest or other items (e.g.,
                   escrow) in accordance with the related mortgage
                   loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage           X
                   loans agree with the Servicer's records with
                   respect to an obligor's unpaid principal
                   balance.


                                   Exh. 12-2

                       SERVICING CRITERIA                             APPLICABLE
-------------------------------------------------------------------    SERVICING
    REFERENCE                          CRITERIA                        CRITERIA
----------------   ------------------------------------------------   ----------
1122(d)(4)(vi)     Changes with respect to the terms or status of          X
                   an obligor's mortgage loans (e.g., loan
                   modifications or re-agings) are made, reviewed
                   and approved by authorized personnel in
                   accordance with the transaction agreements and
                   related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,              X
                   forbearance plans, modifications and deeds in
                   lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with the
                   timeframes or other requirements established by
                   the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are              X
                   maintained during the period a mortgage loan is
                   delinquent in accordance with the transaction
                   agreements. Such records are maintained on at
                   least a monthly basis, or such other period
                   specified in the transaction agreements, and
                   describe the entity's activities in monitoring
                   delinquent mortgage loans including, for
                   example, phone calls, letters and payment
                   rescheduling plans in cases where delinquency is
                   deemed temporary (e.g., illness or
                   unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return        X
                   for mortgage loans with variable rates are
                   computed based on the related mortgage loan
                   documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor        X
                   (such as escrow accounts): (A) such funds are
                   analyzed, in accordance with the obligor's
                   mortgage loan documents, on at least an annual
                   basis, or such other period specified in the
                   transaction agreements; (B) interest on such
                   funds is paid, or credited, to obligors in
                   accordance with applicable mortgage loan
                   documents and state laws; and (C) such funds are
                   returned to the obligor within 30 calendar days
                   of full repayment of the related mortgage loans,
                   or such other number of days specified in the
                   transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as          X
                   tax or insurance payments) are made on or before
                   the related penalty or expiration dates, as
                   indicated on the appropriate bills or notices
                   for such payments, provided that such support
                   has been received by the servicer at least 30
                   calendar days prior to these dates, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with           X
                   any payment to be made on behalf of an obligor
                   are paid from the servicer's funds and not
                   charged to the obligor, unless the late payment
                   was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are          X
                   posted within two business days to the obligor's
                   records maintained by the servicer, or such
                   other number of days specified in the
                   transaction agreements.


                                   Exh. 12-3

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible            X
                   accounts are recognized and recorded in
                   accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support,
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as set
                   forth in the transaction agreements.

                                        [NAME OF COMPANY] [NAME OF SUBSERVICER]

                                        Date:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                   Exh. 12-4